VANGUARD
WINDSOR
FUND

Annual Report
October 31, 1999

[SHIP GRAPHIC]
[A MEMBER OF THE VANGUARD GROUP(R) LOGO]

[PHOTO OF JOHN C. BOGLE]
JOHN C. BOGLE

FELLOW SHAREHOLDERS:

     TWO ROADS DIVERGED IN A WOOD, AND I--I TOOK THE ONE LESS TRAVELED BY, AND THAT HAS MADE ALL THE DIFFERENCE.

I can think of no better words than those of Robert Frost to begin this special letter to our shareholders, who have placed such extraordinary trust in me and in Vanguard over the past quarter century. When the firm was founded 25 years ago, we deliberately took a new road to managing a mutual fund enterprise. Instead of having the funds controlled by an outside management company with its own financial interests, the Vanguard funds--there were only 11 of them then--would be controlled by their own shareholders and operate solely in their financial interests. The outcome of our unprecedented decision was by no means certain. We described it then as "The Vanguard Experiment."
     Well, I guess it's fair to say it's an experiment no more. During the past 25 years, the assets we hold in stewardship for investors have grown from $1 billion to more than $500 billion, and I believe that our reputation for integrity, fair-dealing, and sound investment principles is second to none in this industry. Our staggering growth--which I never sought--has come in important part as a result of the simple investment ideas and basic human values that are the foundation of my personal philosophy. I have every confidence that they will long endure at Vanguard, for they are the right ideas and right values, unshakable and eternal.
     While Emerson believed that "an institution is the lengthened shadow of one man," Vanguard today is far greater than any individual. The Vanguard crew has splendidly implemented and enthusiastically supported our founding ideas and values, and deserves the credit for a vital role in forging our success over the years. It is a dedicated crew of fine human beings, working together in an organization that is well prepared to press on regardless long after I am gone. Creating and leading this enterprise has been an exhilarating run. Through it all, I've taken the kudos and the blows alike, enjoying every moment to the fullest, and even getting a second chance at life with a heart transplant three years ago. What more could a man ask?
     While I shall no longer be serving on the Vanguard Board, I want to assure you that I will remain vigorous and active in a newly created Vanguard unit, researching the financial markets, writing, and speaking. I'll continue to focus whatever intellectual power and ethical strength I possess on my mission to assure that mutual fund investors everywhere receive a fair shake. In the spirit of Robert Frost:
     BUT I HAVE PROMISES TO KEEP, AND MILES TO GO BEFORE I SLEEP, AND MILES TO GO BEFORE I SLEEP.
     You have given me your loyalty and friendship over these long years, and I deeply appreciate your thousands of letters of support. For my part, I will continue to keep an eagle eye on your interests, for you deserve no less. May God bless you all, always.

/S/
JCB

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CONTENTS

REPORT FROM THE CHAIRMAN ............1    PERFORMANCE SUMMARY ................11

AFTER-TAX RETURNS REPORT ............5    FUND PROFILE .......................12

THE MARKETS IN PERSPECTIVE ..........6    FINANCIAL STATEMENTS ...............14

REPORTS FROM THE ADVISERS ...........8    REPORT OF INDEPENDENT ACCOUNTANTS ..23

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

REPORT FROM THE CHAIRMAN

[PHOTO OF JOHN J. BRENNAN]
John J. Brennan

Vanguard Windsor Fund posted a return of 13.7% during the fiscal year ended October 31, 1999. While this was a solid result that surpassed the 11.7% return of the average comparable fund, it was well behind the outstanding 25.7% advance of the Standard & Poor's 500 Index, which was propelled by a roaring market for large technology stocks.
     The table at right presents Windsor's fiscal year total return (capital change plus reinvested dividends). It also lists returns for the average multi-cap value fund (the category in which fund analyst Lipper Inc. has placed Windsor, which holds both large- and mid-capitalization stocks), as well as for the S&P 500 Index and its value-stock component. The fund's return is based on an increase in net asset value from $16.34 per share on October 31, 1998, to $16.91 per share on October 31, 1999. The return is adjusted for dividends totaling $0.24 per share paid from net investment income and a distribution of $1.23 per share paid in December 1998 from net realized capital gains. We estimate that the fund will make a distribution of approximately $1.88 from net realized capital gains in December 1999.

------------------------------------------------------------
                                             TOTAL RETURNS
                                           FISCAL YEAR ENDED
                                           OCTOBER 31, 1999
------------------------------------------------------------
Vanguard Windsor Fund                                  13.7%
------------------------------------------------------------
Average Multi-Cap Value Fund*                          11.7%
------------------------------------------------------------
S&P 500 Index                                          25.7%
------------------------------------------------------------
S&P 500/BARRA Value Index                              19.0%
------------------------------------------------------------
*Derived from data provided by Lipper Inc.

FINANCIAL MARKETS IN REVIEW
The fiscal year ended October 31 comprised two distinctly different halves. For most of the first half, stock prices worldwide were rebounding strongly from a slump in the summer of 1998 that had been prompted by economic crises in Asia, Russia, and parts of Latin America. The stock market's comeback was aided by a pickup in global economic activity and by interest rate reductions by the Federal Reserve Board that autumn. These developments--and the continued ebullience of the U.S. economy--erased investors' fears that the troubles abroad would depress business activity and profits at home. Even though interest rates rose during the six months from October 31 through April 30, the stock market, as measured by the Wilshire 5000 Total Market Index, gained 22.8% and the S&P 500 Index was up 22.3%.
     However, during the second half of our fiscal year, most stock prices stagnated or fell (with the notable exception of technology stocks). The
Wilshire 5000 advanced 2.3%, bringing its full-year return to 25.7%. The S&P 500's second-half return of 2.7% brought it to an identical 25.7% return for our fiscal year. Large-cap growth stocks were the strongest market sector, led by simply stupendous gains for a number of dominant technology stocks, such as QUALCOMM (700%), Sun Microsystems (263%), Cisco Systems (135%), Microsoft (75%), and Intel (74%). The growth stocks within the S&P 500 gained 31.6%, while the index's value stocks, as measured by the S&P 500/BARRA Value Index, returned 19.0% as a group. Small-cap stocks were left in the wake of the big stocks: the Russell 2000 Index

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of small stocks gained 14.9%.  The  growth/value  split was even wider among the small-caps, as the Russell 2000 growth stocks gained 29.3% versus a paltry 0.7% return for the index's value stocks.
     One drag on the stock market in general was a strong uptrend in interest rates that began in February. The Federal Reserve encouraged this move, acting in late June and again in August to boost short-term interest rates by a total of 0.5 percentage point. Fears of a global economic slump were supplanted by worries that economic growth-- especially in the United States--was so strong that it would cause wages and commodity prices to surge, pushing up inflation.
     For  the  full  year,   yields  on  long-term  U.S.   Treasury  bonds  rose
significantly. The yield on the 30-year Treasury increased exactly 1 percentage point (100 basis points) to 6.16% on October 31, 1999. Bond prices, which move in the opposite direction from interest rates, fell during the year. The Lehman Brothers Aggregate Bond Index, a benchmark for taxable bonds, eked out a return of 0.5% for the year, as its interest income of 6.2% only barely offset price declines of -5.7%.

FISCAL 1999 PERFORMANCE OVERVIEW
Windsor Fund's 13.7% return during the fiscal year was 2 percentage points ahead of that of the average multi-cap value fund--the category that Lipper--and Vanguard, for that matter--regards as the correct peer group. However, we trailed the S&P 500 Index's 25.7% return by 12 percentage points.
     Half of our performance gap versus the index can be explained by the simple fact that during fiscal 1999, growth stocks--whose relatively high price/earnings, price/book value, and price/dividend ratios reflect rosy expectations for future growth--ruled on Wall Street. As noted earlier, the return for growth stocks within the S&P 500 outdistanced that for value stocks by nearly 13 percentage points--31.6% versus 19.0%. Several large tech stocks are selling at prices of $50 or more per $1 of earnings, while large industrial companies are selling for $10 to $20 per $1 of earnings. Time will tell whether the great expectations for growth built into tech stock prices will be justified by actual earnings.
     Value stocks--particularly in such sectors as materials & processing, producer durables, big oil companies, and utilities--enjoyed a powerful rally in April and May, outperforming their growth stock competitors by 9.8 percentage points in those two months. But the resurgence was brief, and the market soon resumed its love affair with tech stocks. Within the S&P 500, technology stocks posted a 67% gain during our fiscal year. Windsor Fund's tech holdings earned a similar 66% return, but our stake in this group averaged about 4% of assets, a fraction of the 18% weighting for tech stocks in the S&P 500. Given the fund's value investing style and mandate to seek growth and income, it would be odd for it to emphasize technology stocks, with their high valuations and low dividend yields. (Only 19 of 52 tech stocks in the S&P 500 pay any dividend at all.)
     Another reason for our shortfall versus the broad index was poor performance of our holdings in several sectors, including "other energy," financial services, and health care. We were hurt, for example, by HMO and hospital stocks that suffered due to pricing pressures and concerns about legal and regulatory difficulties. One plus for your fund was our light stake in consumer-staples companies such as beverage and food makers. We held an average of just 0.5% of assets in this sector, which was the market's weakest. Interestingly, our light weighting in this sector stemmed from the same value disciplines that have kept us from investing heavily in technology.

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

     As you know, during the year Sanford C. Bernstein & Co. began managing a portion of the fund's assets, joining our lead adviser, Wellington Management
Company.   The  transition  went  smoothly.   Careful   planning  and  excellent
cooperation between our advisers minimized the costs associated with the movement of some $4 billion in assets to Bernstein & Co. We estimate that these one-time transaction costs trimmed the fund's return by 0.10 to 0.20 percentage point.
------------------------------------------------------------
                                        TOTAL ASSETS MANAGED
                                      AS OF OCTOBER 31, 1999
                                      ----------------------
                                       $ MILLION     PERCENT
------------------------------------------------------------
Wellington Management Company, LLP       $12,595         75%
Sanford C. Bernstein & Co., Inc.           4,080         24
Cash Reserve*                                149          1
------------------------------------------------------------
Total                                    $16,824        100%
------------------------------------------------------------
* This cash reserve is invested in equity index futures to simulate investment in stocks; each adviser may also maintain a modest cash reserve.

     The table above shows the share of assets supervised by each adviser at the end of the fiscal year.

LONG-TERM PERFORMANCE OVERVIEW
An annual review of a mutual fund's record should also include a look at its longer-term performance. The table below presents the average annual returns of Windsor Fund and its comparative benchmarks for the past ten years. It also presents the results of hypothetical $10,000 investments made a decade ago in the fund, the average fund in its peer group, the S&P 500 Index and the S&P 500/BARRA Value Index.
     Although Windsor Fund's 12.5% average annual return for the past decade was generous in comparison with long-term stock market returns, it was modestly short of the 13.4% return for its average peer, and well shy of the truly amazing 17.8% return chalked up by the unmanaged S&P 500 Index. In part, we trailed the index because the past ten years were a growth-stock decade: the growth stocks within the S&P 500 posted average returns of 19.9% a year, far ahead of the 15.4% return of the index's value stocks.
     However, even allowing for the disparity in growth and value stock returns, our performance has been subpar. All of us on the Windsor Fund team are focused on improving our performance relative to our primary benchmark, the S&P 500 Index. Our goal is to provide superior returns over the long term, and while we have fallen short of this goal of late, we continue to believe that our disciplined value-investing approach and low operating costs give us a good chance to accomplish it in the years ahead. Our annual expenses in fiscal 1999 amounted to a slender 0.28% of average assets, more than a full percentage point below the 1.38% expense ratio for the average multi-cap value fund, according to Lipper. We expect this advantage to aid us, year after year, in our effort to provide superior returns.

------------------------------------------------------------
                                      TOTAL RETURNS
                             10 YEARS ENDED OCTOBER 31, 1999
------------------------------------------------------------
                                 AVERAGE    FINAL VALUE OF
                                 ANNUAL       A $10,000
                                 RATE     INITIAL INVESTMENT
------------------------------------------------------------
Vanguard Windsor Fund            12.5%         $32,344
------------------------------------------------------------
Average Multi-Cap Value Fund     13.4%         $35,087
------------------------------------------------------------
S&P 500 Index                    17.8%         $51,526
------------------------------------------------------------
S&P 500/BARRA Value Index        15.4%         $41,790
------------------------------------------------------------

     Keep in mind that the returns earned by stocks--particularly large growth stocks--over the past decade were high by historical standards and will probably be lower in the future. This is not a prediction, but rather a prudent assumption that investors should incorporate into their plans, given that the long-term average return from stocks is about 11% annually. It's worth noting that this long-term average includes lean years as well as the fabulous gains of the 1990s.

IN SUMMARY
The U.S. stock market provided another big gain for investors during the past 12 months, which marked the fifth fiscal year in a row during which the S&P 500 Index returned more than 20%. There has never been a streak like it in market history. Such outsized rewards have pushed stock valuations to very high levels, reflecting the superb economic and business conditions that have prevailed in recent years, as well as widespread expectations for more of the same. It's important to recognize, however, that such high valuations carry high risk, should future results fail to match expectations.
     Given the risk of wide short-term fluctuations in returns from the financial markets, I repeat our longstanding advice that investors should hold balanced portfolios of both value and growth stock funds, bond funds, and short-term reserves in proportions suitable to their own investment time horizon, goals, and financial situation. Such diversification can lessen some of the jolts you're sure to encounter on the road toward your financial goals. In short, I advise preparing an investment plan and sticking with it.

/S/
John J. Brennan

Chairman and Chief Executive Officer
November 11, 1999

================================================================================
A NOTE OF THANKS TO OUR FOUNDER
================================================================================
As you may have read on the inside cover of our report, our founder, John C. Bogle, is retiring December 31, 1999, as Senior Chairman of our Board after nearly 25 years of devoted service to Vanguard and our shareholders. Vanguard investors have Jack to thank for creating a truly mutual mutual fund company that operates solely in the interest of its fund shareholders. And mutual fund investors everywhere have benefited from his energetic efforts to improve this industry. Finally, on a personal note, I am forever grateful to Jack for giving me the opportunity to join this great company in 1982.

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A REPORT ON YOUR FUND'S AFTER-TAX RETURNS
Beginning with this annual report, Vanguard is pleased to provide a review of Windsor Fund's after-tax performance. The figures on this page demonstrate the considerable impact that federal income taxes can have on a fund's return--an important consideration for investors who own mutual funds in taxable accounts. While the pretax return is most often used to tally a fund's performance, the fund's after-tax return, which accounts for taxes on distributions of capital gains and income dividends, is a better representation of the return that many investors actually received. IF YOU OWN WINDSOR FUND IN A TAX-DEFERRED ACCOUNT SUCH AS AN INDIVIDUAL RETIREMENT ACCOUNT OR A 401(K), THIS INFORMATION DOES NOT APPLY TO YOU. SUCH ACCOUNTS ARE NOT SUBJECT TO CURRENT TAXES.
     The table below presents the pretax and after-tax returns for your fund and an appropriate peer group of mutual funds. Two things to keep in mind:
     o The after-tax return calculations use the top federal income tax rates in effect at the time of each distribution. The tax burden, therefore, would be somewhat less, and the after-tax return somewhat more, for those in lower tax brackets.
     o The peer funds' returns are based on data from Morningstar, Inc. (Elsewhere in this report, returns for comparable funds are based on data from Lipper Inc., which differ somewhat.)
     As you can see, Windsor Fund's pretax total return of 13.7% for the 12 months ended October 31, 1999, was reduced by taxes to 11.4%. In other words, for investors in the highest tax bracket, taxes cut the fund's pretax return by
2.3 percentage points. In comparison, the average mid-cap value fund earned a pretax return of 8.7% and an after-tax return of 6.6%, a difference of 2.1 percentage points.

--------------------------------------------------------------------------------
                              AVERAGE ANNUAL RETURNS: PRETAX AND AFTER-TAX
                                     PERIODS ENDED OCTOBER 31, 1999
                        --------------------------------------------------------
                             1 YEAR             5 YEARS            10 YEARS
                        ------------------  -----------------  -----------------
                         PRETAX  AFTER-TAX  PRETAX  AFTER-TAX  PRETAX  AFTER-TAX
--------------------------------------------------------------------------------
Windsor Fund               13.7%    11.4%     15.8%    11.9%    12.5%     9.0%
Average Mid-Cap Value Fund* 8.7      6.6      14.6     11.4     12.1      9.6
--------------------------------------------------------------------------------
*Based on data from Morningstar, Inc.

     Over the past decade, Windsor Fund's pretax returns exceeded those of the average fund in Morningstar's mid-cap value category before taxes, but not after taxes. For the ten years ended October 31, 1999, Windsor slightly outpaced its average peer, but lost more to taxes (3.5 percentage points) than its peer-group average (2.5 points).
     We stress that because many interrelated factors affect how tax-friendly a fund may be, it's very difficult to predict tax efficiency. A fund's tax efficiency can be influenced by its turnover rate, the types of securities it holds, the accounting practices it uses when selling shares, and the net cash flow it receives.
     Finally, it's important to understand that our calculation does not reflect the tax effect of your own investment activities. Specifically, you may incur additional capital gains taxes--thereby lowering your after-tax return--if you decide to sell all or some of your shares.

A  NOTE  ABOUT  OUR   CALCULATIONS:   Pretax  total  returns   assume  that  all
distributions received (income dividends, short-term capital gains, and long-term capital gains) are reinvested in new shares, while our after-tax returns assume that distributions are reduced by any taxes owed on them before reinvestment. When calculating the taxes due, we used the highest individual federal income tax rates at the time of the distributions. Those rates are currently 39.6% for dividends and short-term capital gains and 20% for long-term capital gains. State and local income taxes were not considered. The competitive group returns provided by Morningstar are calculated in a manner consistent with that used for Vanguard funds.

THE MARKETS IN PERSPECTIVE
YEAR ENDED OCTOBER 31, 1999

Caution followed exuberance in the U.S. stock market during the fiscal year ended October 31, 1999. Improving economic conditions during the first half of the year set off a raucous rally from the lows of summer 1998, when fears of a global economic slump swept world markets. However, during the second half of the fiscal year, interest rates kept rising, pulling down bond prices and tempering the stock market's optimism. The notion of a global slump was replaced by worries that economic growth might be so strong as to threaten a surge in inflation.

U.S. STOCK MARKETS
A booming U.S. economy and solid increases in corporate earnings lifted the U.S. stock market, especially during the first half of the fiscal year. The nation's economic output increased by about 4% during the year. Consumer spending, which accounts for roughly two-thirds of economic activity, powered the expansion. Americans spent virtually every dollar they earned, encouraged by rising wealth from a long bull market, plentiful employment, and rising incomes. (After-tax personal income rose about 5% during the year; unemployment fell to a 30-year low of 4.1% of the workforce in October.)

--------------------------------------------------------------------------------
                                                     AVERAGE ANNUAL RETURNS
                                                PERIODS ENDED OCTOBER 31, 1999
                                              ----------------------------------
                                                1 YEAR      3 YEARS      5 YEARS
--------------------------------------------------------------------------------
STOCKS
  S&P 500 Index                                 25.7%        26.5%         26.0%
  Russell 2000 Index                            14.9          9.4          12.6
  Wilshire 5000 Index                           25.7         23.8          23.8
  MSCI EAFE Index                               23.4         12.5           9.5
--------------------------------------------------------------------------------
BONDS
  Lehman Aggregate Bond Index                    0.5%         6.2%          7.9%
  Lehman 10 Year Municipal Bond Index           -1.2          5.2           7.0
  Salomon Smith Barney 3-Month
    U.S. Treasury Bill Index                     4.6          5.0           5.2
--------------------------------------------------------------------------------
OTHER
  Consumer Price Index                           2.6%         2.0%          2.4%
--------------------------------------------------------------------------------
     From October 31, 1998, through April 30, 1999, the stock market rose 22.8%, as measured by the Wilshire 5000 Total Market Index. Investor confidence, already high due to the booming economy, was bolstered by easier monetary policy--the Federal Reserve cut short-term interest rates in November 1998 for the third time in less than two months. But by summer, the Fed reversed course, twice boosting its target for short-term interest rates to slow the economy and reduce inflationary pressures.
     Higher interest rates helped take the steam out of the stock market's rally during the second half of the fiscal year, even though estimates of corporate earnings kept rising. Higher rates tend to hurt stocks because many investors use current interest rates to discount the value of a stock's projected earnings and dividends. The higher the rate, the more future earnings are discounted, and the less investors will pay for the stock now. After a second-half gain of 2.3%, the Wilshire 5000 Index recorded a 25.7% return for the full fiscal year.
     Big stocks outperformed small stocks in fiscal 1999, and growth stocks outpaced value stocks. The S&P 500 Index, which is dominated by large-capitalization stocks, gained 25.7%, while the small-cap Russell 2000 Index was up 14.9%. Growth stocks--whose high prices in relation to earnings, book value, and dividends indicate high expectations for future growth--lost none of their appeal, despite soaring valuations for many. Both large- and small-cap growth issues gained roughly 30%, while value stocks within the S&P 500 Index were up 19.0%, and the Russell 2000's value stocks had a scant 0.7% return.
     The growth/value gap was due partly to the incredible performance of technology stocks, most of which are classified as growth issues. Within the S&P 500 Index, tech stocks gained 67% during the fiscal year. Advances of about 30% were recorded by retailers and other consumer-discretionary stocks and by the utilities sector, where gains were concentrated in telecommunications stocks. The only sector with a loss was consumer staples (-8%), where food and beverage company stocks suffered from falling profits.
     Other laggards were the auto & transportation sector (+6%) and health-care stocks (+9%).

U.S. BOND MARKETS
Rapid economic growth was a help to the stock market but a hindrance to bonds. Investors worried that, with unemployment so low, growth above the 2.5% to 3% range would cause wages and prices to accelerate. Indeed, inflation did rise a bit, although the Consumer Price Index was up a relatively modest 2.6% during the 12-month period.
     As mentioned, the Fed sought to combat inflationary pressures by increasing short-term interest rates by a quarter-point on June 30 and again on August 24. The bond market was already pushing up rates well before the Fed acted. Yields of long-term U.S. Treasury bonds began rising significantly in February. By fiscal year-end, the 30-year Treasury bond's yield was 6.16%, up precisely 1 percentage point for the year. The 10-year Treasury's yield rose 1.41 percentage points, from 4.61% to 6.02%. Short-term interest rates didn't rise as far, and 3-month Treasury bill yields were up 0.77 point to 5.09% at fiscal year-end.
     Rising interest rates mean lower prices for existing bonds, of course. Price declines were higher for longer-term bonds, which are most sensitive to changing rates. For the taxable bond market as a whole, as measured by the Lehman Aggregate Bond Index, prices fell -5.7%, resulting in a total return of just 0.5% for the fiscal year. High-yield (junk) bonds and mortgage-backed securities posted higher returns than Treasuries.

INTERNATIONAL STOCK MARKETS
International markets soared in local currencies during the 12 months ended October 31, with European stocks gaining 22.7% and Pacific-region stocks advancing 37.8%. The U.S. dollar rose in value against most European currencies but fell against the Japanese yen. For U.S. investors, the upshot of these currency fluctuations was to trim returns from Europe to 12.7% in dollar terms and to boost returns from the Pacific to 50.5%.
     In the major developed international markets, U.S. investors earned 23.4%, as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index. The bull markets in most nations stemmed from a renewed appetite for risk on the part of investors encouraged by clear signs of expanding business activity and generally easier monetary policy. Japan and the rest of Asia, which were hit hardest by currency and economic crises in 1997 and 1998, saw the biggest gains. In Japan, massive government spending programs appeared to be working--at least in the short run--to lift that nation out of a recession.
     Emerging markets, as measured by the Select Emerging Markets Free Index, gained 34.1% for U.S. investors, as local returns of better than 70% were cut nearly in half by weaker currencies in Latin America and eastern Europe.

REPORT FROM WELLINGTON MANAGEMENT
COMPANY, LLP

Vanguard Windsor Fund's 13.7% return during the fiscal year ended October 31, 1999, was ahead of the 11.7% return of the average multi-cap value fund but behind returns of both the S&P 500 Index (25.7%) and its value component, the S&P 500/BARRA Value Index (19.0%).
     We continue to invest as we have in the past. Our approach is to look for good companies that the market has misappraised for some reason, that have price/earnings (P/E) ratios below the market's, and that have an upside appreciation potential of at least 30%. We make commitments only after thorough research and careful deliberation, and we then follow closely everything we own. The P/E ratio of our portfolio (and of the fund as a whole) is distinctly below the market's, usually by about one-third. Yet our prospective total return--which we define as 5-year earnings growth and dividend yield--is within 10%-15% of the market's. That is our value proposition.
     We buy stocks when we think they are undervalued, sell them when they get to fair value, and replace them with new undervalued names. We are not afraid to concentrate when it makes sense and when, having done our homework, our conviction is strong. Our goal is to provide returns on your investment that are out of the ordinary, without taking undue risks. "Closet indexing"--aligning the portfolio with a market index--is not consistent with this objective.
     All this makes for a portfolio that is very different from the S&P 500 Index. The current portfolio is overweight in selected commodity and materials producers--energy,aluminum, paper, and specialty chemicals--with holdings equal to about 25% of the portfolio versus about 9% of the S&P 500. These stocks hurt us in fiscal 1998, but helped in 1999. Alcoa, which gained about 55%, is our largest holding in this phalanx and the third-largest holding in our portion of the fund, at 51/2% of the portfolio. These stocks shot up in April and May, and the market has been digesting those gains since. But we see another upward leg or two ahead, if our forecast for global economic growth of 3.5% for next year is right. Our energy fortunes are, importantly, also tied to the domestic natural gas market, where we see strong fundamentals--demand growing 2% a year, a supply base that has peaked out, and a market that will need higher prices to bring supply into balance with demand.
     We also have an outsize position in financial services--banks, savings & loans, specialty finance, and some insurance--where our portfolio's weighting is 24% versus 16% for the S&P 500 Index. Again, these stocks lagged in 1998, which we used as an opportunity to buy more. This paid off in 1999; Citigroup, the fund's biggest holding at 6.5% of assets, was up about 75%. We still see a lot of value in selected financials, such as Associates First, a new 2.2% stake for the fund in a well-managed, 15%-a-year grower selling at only 15 times next year's earnings.
--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY
The fund reflects a belief that superior long-term investment results can be achieved by emphasizing common stocks that are generally misunderstood, out of favor, or undervalued by fundamental measures such as price/earnings ratio or dividend yield. The fund may concentrate a large portion of assets in those securities or industries the advisers believe offer the best return potential.
--------------------------------------------------------------------------------
     We own no consumer nondurables--food, household products, beverages, and tobacco--which make up nearly 10% of the S&P 500. This void served us well in fiscal 1999, as these stocks lagged the market by about 30 percentage points. Such companies as Coca-Cola, Procter & Gamble, and Gillette are still trading at 25 to 40 times earnings while offering long-term growth prospects on the order of 10% to 12%. This seems pricey to us, and so we still have nothing in this sector.
     The other big sector difference between us and the market is technology--which makes up 6% of our portfolio versus 21% of the market. This disparity was a significant negative in 1999, because the tech piece of the S&P 500 Index was up 67%, accounting for more than half of the index's 25.7% gain. Our tech weighting is low for good valuation reasons. Our view is that the P/E multiples--from 40 to 70 times earnings--sported by a number of large tech stocks are built on investor expectations that will be difficult to live up to. An old rule of thumb is that growth stocks' P/E ratios should be roughly twice the stocks' growth rates. This suggests that these large tech stocks need to grow at 20% to 35% on a long-term basis to justify their multiples. Given that U.S. information technology spending is growing at 11% a year, we expect to see a lot of potholes in the technology landscape in the next 12 months as some companies "fall short" of expectations and their stocks correct. When tech stocks correct, they tend to come down hard, and we may get some buying opportunities. If we're going to close our large gap versus the S&P 500's tech weighting, we want to do so on our terms. A recent instance was IBM, where we grabbed a new position of nearly 2% of assets when the company suggested that Y2K distortions would hurt earnings for the next two quarters. We paid about 211/2 times earnings for this 15% grower, which also pays a 0.5% dividend yield; its P/E-to-total-return ratio of 1.4 is well below the market's 1.9 ratio.
     Our portion of the fund continues to be highly concentrated, with the ten largest holdings totaling 41% of assets. Our overall portfolio P/E of 15.1, based on estimated year 2000 earnings, is 63% of the market's 23.9 P/E multiple. By way of comparison, our projected total return is 12.4%, about 90% of the market's projected return. We have been looking for, and finding, solid double-digit growers, with P/E-to-total-return ratios well below average for the market. Besides Associates First and IBM, these are TJX Companies, Ross Stores, Air Products, MCI WorldCom, and Pharmacia & Upjohn--names that account for about 12% of the portfolio. The dedicated Windsor team that I am proud to lead will continue to forage, in our usual entrepreneurial style, for undervalued situations that can add to the portfolio's already considerable appreciation potential.

Charles T. Freeman, Portfolio Manager
November 16, 1999

REPORT FROM SANFORD C. BERNSTEIN & CO., INC.

When Sanford C. Bernstein & Co. began managing a portion of Vanguard Windsor Fund on June 1, we saw enormous opportunities in an unusually bifurcated market. Prices for traditional cyclical companies, particularly commodity producers, had fallen sharply over the previous two years because investors feared that earnings shortfalls due to the spread of the Asian crisis would last indefinitely. At the same time, euphoria surrounding the Internet was lifting technology and telecommunications stock prices to extraordinarily high levels, and a handful of very large, very expensive stocks were driving most of the market's rally.
     We positioned the portfolio to capture the deep values we saw in cyclicals, particularly the commodity producers and railroads. We also saw opportunity in health maintenance organizations (HMOs) and in retail, food, and tobacco companies. Although growth stocks have continued to outperform, the outlook for value stocks has become very strong--indeed, even better than we anticipated when we initiated these positions.
     Economic growth has been surprisingly strong around the globe, and inventories have shrunk for many commodities. As a result, commodity prices are rising, as are consensus earnings expectations for many of our holdings. In several cases, third-quarter earnings reports significantly beat expectations. At the same time, an extraordinary burst of restructuring activity and mergers has increased the long-term earnings power of many commodity producers we hold. For example, Dow Chemical's acquisition of Union Carbide this summer is creating a global behemoth with enormous opportunities to cut costs and to increase revenues through cross-selling a more complete product line to both companies' customers. We also see large opportunities in railroad companies that are smoothing out operational difficulties that arose from strategically sound mergers. Railroads should benefit as freight volumes recover from declining sales to Asia.
     Other opportunities are more insulated from global considerations. HMO stocks recently fell because of concern about adverse political developments and possible class-action lawsuits. In our view, it is highly unlikely that such suits will withstand court scrutiny, and the industry appears able to pass through to consumers the costs of regulatory changes; indeed, pricing power is finally returning to the industry. These stocks offer exceptional value.
     Our portion of Windsor Fund has no holdings in the high-priced semiconductor and Internet industries, and few in computer software or services. One very attractive company in the hardware and peripherals segment is Seagate Technology, a maker of disk drives that has recovered its market leadership and gained a compelling cost advantage; as a result, it is the only disk-drive manufacturer with current profits.
     Overall, the value opportunities we see today are the largest in our experience. We expect improvement in both forecast and reported earnings to be the catalyst for stock price gains. Such improvement is now appearing for some of our holdings, increasing our confidence in our current strategy.

Marilyn G. Fedak, Portfolio Manager
Steven Pisarkiewicz, Portfolio Manager

November 10, 1999

PERFORMANCE SUMMARY
WINDSOR FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS: OCTOBER 31, 1979-OCTOBER 31, 1999
                                 WINDSOR FUND                          S&P 500
--------------------------------------------------------------------------------
FISCAL            CAPITAL           INCOME           TOTAL             TOTAL
YEAR              RETURN            RETURN           RETURN            RETURN
--------------------------------------------------------------------------------
1980              17.2%             7.0%             24.2%             32.1%
1981              11.1              6.9              18.0               0.6
1982              14.2              7.0              32.6              27.8
1984               9.6              6.9              16.5               6.3
1985              16.6              6.7              23.3              19.4
1986              22.8              6.5              29.3              33.2
1987               2.7              1.9               4.6               6.4
1988              18.9              8.1              27.0              14.8
1989              11.9              5.2              17.1              26.4
--------------------------------------------------------------------------------
                                 WINDSOR FUND                          S&P 500
--------------------------------------------------------------------------------
FISCAL            CAPITAL           INCOME           TOTAL             TOTAL
YEAR              RETURN            RETURN           RETURN            RETURN
--------------------------------------------------------------------------------
1990             -31.8%             3.9%            -27.9%             -7.5%
1991              35.7              9.0              44.7              33.5
1992               4.3              5.0               9.3              10.0
1993              24.6              3.7              28.3              14.9
1994               3.7              2.6               6.3               3.9
1995              14.2              3.6              17.8              26.4
1996              19.6              3.6              23.2              24.1
1997              24.3              2.7              27.0              32.1
1998              -2.0              1.2              -0.8              22.0
1999              12.1              1.6              13.7              25.7
--------------------------------------------------------------------------------
See Financial Highlights table on page 20 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: OCTOBER 31, 1989-OCTOBER 31, 1999
[MOUNTAIN CHART]
--------------------------------------------------------------------------------
                                      AVERAGE
                         WINDSOR      MULTI-CAP     S&P 500
                         FUND         VALUE FUND*   INDEX
--------------------------------------------------------------------------------
         1989/10         10000         10000         10000
         1990/01          9038          9630          9747
         1990/04          9002          9662          9882
         1990/07          9261         10204         10738
         1990/10          7207          8702          9252
         1991/01          8813         10013         10566
         1991/04          9776         10947         11623
         1991/07         10045         11342         12108
         1991/10         10428         11764         12351
         1992/01         10784         12363         12963
         1992/04         11416         12586         13253
         1992/07         11813         12825         13656
         1992/10         11398         12921         13581
         1993/01         12974         13873         14334
         1993/04         13311         14101         14478
         1993/07         13977         14527         14849
         1993/10         14622         15444         15610
         1994/01         15554         16034         16180
         1994/04         14511         15235         15248
         1994/07         15347         15445         15615
         1994/10         15550         16009         16214
         1995/01         14927         15694         16266
         1995/04         16473         17072         17911
         1995/07         18365         18668         19692
         1995/10         18318         19288         20501
         1996/01         19599         20874         22555
         1996/04         20845         21764         23323
         1996/07         20304         20995         22954
         1996/10         22561         23267         25441
         1997/01         25564         25522         28497
         1997/04         25622         25359         29184
         1997/07         29980         30056         34922
         1997/10         28661         29968         33610
         1998/01         29342         30787         36165
         1998/04         33717         34171         41169
         1998/07         30716         32346         41657
         1998/10         28436         31407         41001
         1999/01         29522         33792         47915
         1999/04         34692         35760         50154
         1999/07         33760         35898         50073
         1999/10         32344         35087         51526

--------------------------------------------------------------------------------
                            AVERAGE ANNUAL TOTAL RETURNS
                           PERIODS ENDED OCTOBER 31, 1999
                           -------------------------------     FINAL VALUE OF A
                           1 YEAR     5 YEARS     10 YEARS    $10,000 INVESTMENT
--------------------------------------------------------------------------------
Windsor Fund               13.74%      15.77%       12.46%               $32,344
Average Multi-Cap
         Value Fund*       11.72       16.99        13.37                 35,087
S&P 500 Index              25.67       26.02        17.82                 51,526
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1999*
--------------------------------------------------------------------------------
                                                             10 YEARS
                  INCEPTION                          ---------------------------
                  DATE          1 YEAR    5 YEARS    CAPITAL    INCOME     TOTAL
--------------------------------------------------------------------------------
Windsor Fund      10/23/1958    19.36%    15.57%      7.88%      3.64%    11.52%
--------------------------------------------------------------------------------
*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

FUND PROFILE
WINDSOR FUND

This Profile provides a snapshot of the fund's characteristics as of October 31, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 13.

PORTFOLIO CHARACTERISTICS
---------------------------------------------------------
                                     WINDSOR      S&P 500
---------------------------------------------------------
Number of Stocks                         195          500
Median Market Cap                     $13.1B       $72.6B
Price/Earnings Ratio                   17.4x        27.7x
Price/Book Ratio                        2.2x         5.1x
Yield                                   1.6%         1.2%
Return on Equity                       15.0%        23.0%
Earnings Growth Rate                    9.6%        15.0%
Foreign Holdings                       11.4%         1.5%
Turnover Rate                            56%           --
Expense Ratio                          0.28%           --
Cash Reserves                           1.3%           --

INVESTMENT FOCUS
---------------------------------------------------------
[GRID]
Style............Value
Market Cap.......Medium

VOLATILITY MEASURES
---------------------------------------------------------
                                     WINDSOR      S&P 500
---------------------------------------------------------
R-Squared                             0.78           1.00
Beta                                  1.05           1.00

TEN LARGEST HOLDINGS
(% OF TOTAL NET ASSETS)
---------------------------------------------------------
Citigroup, Inc.                                      6.5%
AT&T Corp.                                           4.6
Rhone-Poulenc SA                                     4.6
Alcoa Inc.                                           4.3
Bank of America Corp.                                3.1
Columbia/HCA Healthcare Corp.                        2.3
Washington Mutual, Inc.                              2.2
Associates First Capital Corp.                       2.2
Golden West Financial Corp.                          2.1
MCI WorldCom, Inc.                                   2.0
---------------------------------------------------------
Top Ten                                             33.9%

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
---------------------------------------------------------
                     OCTOBER 31, 1998   OCTOBER 31, 1999
                     ------------------------------------
                         WINDSOR      WINDSOR     S&P 500
                     ------------------------------------
Auto & Transportation ...  6.4%         7.4%         2.2%
Consumer Discretionary ..  0.8          4.7         12.5
Consumer Staples ........  0.0          1.1          7.2
Financial Services ...... 29.0         29.4         16.1
Health Care .............  7.8          6.9         11.0
Integrated Oils .........  3.5          2.8          5.2
Other Energy ............ 10.3          6.2          1.4
Materials & Processing .. 21.0         21.2          3.2
Producer Durables .......  5.8          3.3          3.3
Technology ..............  5.4          4.8         20.5
Utilities ...............  7.3          9.7         11.2
Other ...................  2.7          2.5          6.2
---------------------------------------------------------

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.

INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a fund holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a fund's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST HOLDINGS. The percentage of net assets that a fund has invested in its ten largest holdings. (The average for stock mutual funds is about 35%.) As this percentage rises, a fund's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the past year. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

FINANCIAL STATEMENTS
OCTOBER 31, 1999

STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.
--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
WINDSOR FUND                                          SHARES               (000)
--------------------------------------------------------------------------------
COMMON STOCKS (96.7%)+
--------------------------------------------------------------------------------
AUTO & TRANSPORTATION (7.2%)
     Compagnie Generale des
          Etablissements Michelin
          Class B                                  6,000,586             261,106
     Canadian National
          Railway Co.                              5,042,100             153,784
     Eaton Corp.                                   2,015,900             151,696
     Delta Air Lines, Inc.                         2,301,522             125,289
o(1) America West Holdings Corp.
          Class B                                  3,484,500              72,086
     Burlington Northern
          Santa Fe Corp.                           1,869,000              59,574
     Union Pacific Corp.                           1,059,300              59,056
     General Motors Corp.                            722,100              50,728
     Delphi Automotive
          Systems Corp.                            2,937,059              48,278
     Norfolk Southern Corp.                        1,923,600              47,008
     CSX Corp.                                     1,124,000              46,084
     TRW, Inc.                                       909,000              38,973
     Genuine Parts Co.                             1,486,500              38,742
     Ford Motor Co.                                  578,800              31,762
     Dana Corp.                                      886,200              26,198
                                                                      ----------
                                                                       1,210,364
                                                                      ----------
CONSUMER DISCRETIONARY (4.6%)
     May Department Stores Co.                     4,737,800             164,342
(1)  Ross Stores, Inc.                             6,509,600             134,261
o    Republic Services, Inc.
          Class A                                  8,091,500              99,121
o    BJ's Wholesale Club, Inc.                     2,224,800              68,552
     TJX Cos., Inc.                                1,928,200              52,302
--------------------------------------------------------------------------------
                                                                          MARKET
                                                                           VALUE
                                                      SHARES               (000)
--------------------------------------------------------------------------------
o    Federated Department
          Stores, Inc.                             1,100,300              46,969
     Whirlpool Corp.                                 619,800              43,192
o    Jones Apparel Group, Inc.                     1,182,900              37,409
     VF Corp.                                        994,300              29,891
     Mattel, Inc.                                  2,231,300              29,844
     Sears, Roebuck & Co.                            841,800              23,728
o    Saks Inc.                                     1,239,100              21,297
     Dillard's Inc.                                  616,900              11,644
o(1) HomeBase, Inc.                                2,307,100               8,796
                                                                      ----------
                                                                         771,348
                                                                      ----------

CONSUMER STAPLES (1.1%)
     Philip Morris Cos., Inc.                      2,502,900              63,042
     ConAgra, Inc.                                 2,175,800              56,707
     Tyson Foods, Inc.                             1,812,600              27,642
     SuperValu Inc.                                  942,100              19,784
     IBP, Inc.                                       736,500              17,630
                                                                      ----------
                                                                         184,805
                                                                      ----------
FINANCIAL SERVICES (28.4%)
     BANKS--NEW YORK CITY (0.2%)
     The Chase Manhattan Corp.                       197,800              17,283
     J.P. Morgan & Co., Inc.                          99,900              13,074

     BANKS--OUTSIDE NEW YORK CITY (7.2%)
     Bank of America Corp.                         8,017,971             516,157
     National City Corp.                           5,172,800             152,598
     UnionBanCal Corp.                             3,213,000             139,565
     U.S. Bancorp                                  3,643,900             135,052
     Fleet Boston Corp.                            2,009,530              87,666
     Bank One Corp.                                2,220,900              83,423
     First Union Corp.                             1,944,300              82,997
     Regions Financial Corp.                         583,200              17,532

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                      SHARES               (000)
--------------------------------------------------------------------------------
     DIVERSIFIED FINANCIAL SERVICES (6.8%)
     Citigroup, Inc.                              20,353,400           1,101,628
     American General Corp.                          637,000              47,257

     FINANCIAL MISCELLANEOUS (2.8%)
     Associates First Capital Corp.               10,034,900             366,274
     MBIA, Inc.                                      803,800              45,867
     AMBAC Financial Group Inc.                      579,900              34,649
     Fannie Mae                                      344,600              24,380

     INSURANCE--MULTI-LINE (3.5%)
     CIGNA Corp.                                   3,945,800             294,949
     Allstate Corp.                                7,075,400             203,418
     American International
          Group, Inc.                                472,100              48,597
     Torchmark Corp.                               1,061,800              33,115
     Horace Mann Educators Corp.                     257,300               7,253
     Old Republic International Corp.                383,800               5,253

     INSURANCE--PROPERTY-CASUALTY (0.8%)
     PartnerRe Ltd.                                1,860,500              58,024
     The Chubb Corp.                                 907,500              49,799
     IPC Holdings Ltd.                             1,649,800              28,047

REAL ESTATE INVESTMENT TRUST (2.8%)
     Archstone Communities
          Trust REIT                               5,541,600             110,832
(1)  Liberty Property Trust REIT                   4,440,500             103,797
     Equity Residential Properties
          Trust REIT                               2,370,900              99,133
     Spieker Properties, Inc. REIT                 1,292,300              45,150
     CarrAmerica Realty Corp. REIT                 1,372,400              30,536
     Duke Realty Investments,
          Inc. REIT                                1,357,100              26,633
     Avalonbay Communities,
          Inc. REIT                                  796,336              25,732
     Camden Property Trust REIT                      870,000              23,544

     SAVINGS & LOAN (4.3%)
     Washington Mutual, Inc.                      10,216,664             367,161
(1)  Golden West Financial Corp.                   3,145,100             351,465
                                                                      ----------
                                                                       4,777,840
                                                                      ----------
HEALTH CARE (6.7%)
     Columbia/HCA
Healthcare Corp.                                  16,020,800             386,502
     Aetna Inc.                                    3,560,000             178,890
     Pharmacia & Upjohn, Inc.                      3,201,600             172,686
o    Tenet Healthcare Corp.                        6,792,800             132,035
o(1) PacifiCare Health Systems, Inc.               2,619,300             103,299
     American Home Products Corp.                    976,400              51,017
o(1) Foundation Health Systems
          Class A                                  6,028,660              39,940
o(1) LifePoint Hospitals, Inc.                     2,032,189              24,005
o(1) Triad Hospitals, Inc.                         2,170,789              21,165
     Bergen Brunswig Corp.
          Class A                                  1,017,100               7,247
     Rhone-Poulenc SA Class A                         99,671               5,573
                                                                    ------------
                                                                       1,122,359
                                                                    ------------
--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                      SHARES               (000)
--------------------------------------------------------------------------------
INTEGRATED OILS (2.7%)
     USX-Marathon Group                            4,897,700             142,646
     Exxon Corp.                                   1,529,200             113,256
     Occidental Petroleum Corp.                    2,623,200              59,842
     Shell Transport & Trading
          Co. ADR                                  1,302,300              59,743
     Phillips Petroleum Co.                        1,105,400              51,401
     Mobil Corp.                                     253,200              24,434
                                                                         451,322
OTHER ENERGY (6.0%)
     Burlington Resources, Inc.                    6,729,800             234,702
     Anderson Exploration Ltd.                    11,672,400             150,379
     Ultramar Diamond
          Shamrock Corp.                           4,547,400             111,411
     Union Pacific Resources
          Group, Inc.                              7,333,900             106,342
     Transocean Offshore, Inc.                     3,434,200              93,367
     Anadarko Petroleum Corp.                      2,636,300              81,231
(1)  Valero Energy Corp.                           3,635,300              66,799
     Alberta Energy Co. Ltd.                       1,411,100              43,039
(1)  Cabot Oil & Gas Corp. Class A                 2,409,500              38,853
     Tosco Corp.                                   1,279,300              32,382
     Devon Energy Corp.                              556,475              21,633
     Ashland, Inc.                                   607,000              20,031
o(1) EEX Corp.                                     4,148,499              15,298
                                                                      ----------
                                                                       1,015,467
                                                                      ----------
MATERIALS & PROCESSING (20.4%)
     Rhone-Poulenc SA ADR                         13,748,650             763,050
     Alcoa Inc.                                   11,993,834             728,625
     Air Products & Chemicals, Inc.                5,226,500             143,729
(1)  Hercules, Inc.                                5,500,600             132,358
o    Smurfit-Stone Container Corp.                 5,825,850             125,984
     Sigma-Aldrich Corp.                           4,326,800             123,314
     Engelhard Corp.                               6,276,900             110,630
     Jefferson Smurfit Group
          PLC ADR                                  3,997,541             102,937
     Abitibi-Consolidated, Inc.                    8,081,100              97,478
     Pechiney SA ADR A                             2,721,128              79,083
     International Paper Co.                       1,248,300              65,692
     Dow Chemical Co.                                543,300              64,245
(1)  Phosphate Resources
          Partners LP                              6,302,400              63,418
     Lafarge Corp.                                 1,918,300              56,950
     AK Steel Corp.                                3,167,852              54,843
     Lyondell Chemical Co.                         4,385,903              53,179
     Praxair, Inc.                                 1,108,200              51,808
     Donohue, Inc. Class A                         3,097,600              49,279
     Archer-Daniels-Midland Co.                    3,798,715              46,772
     Bowater Inc.                                    756,680              39,726
     Nucor Corp.                                     732,600              38,004
     Willamette Industries, Inc.                     909,600              37,805
o(1) Kaiser Aluminum &
          Chemical Corp.                           5,789,334              37,269
     Reynolds Metals Co.                             541,600              32,733
o    Owens-Illinois, Inc.                          1,303,800              31,210
     Champion International Corp.                    493,400              28,525
     Temple-Inland Inc.                              467,800              27,191
o(1) Albany International Corp.                    1,695,741              25,754

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
WINDSOR FUND                                          SHARES               (000)
--------------------------------------------------------------------------------
     Crown Cork & Seal Co., Inc.                     986,900              23,624
o    American Standard Cos., Inc.                    591,400              22,584
     Fluor Corp.                                     526,800              21,006
     Sonoco Products Co.                             823,000              19,752
(1)  Century Aluminum Co.                          2,000,000              18,000
     Great Lakes Chemical Corp.                      485,000              17,218
     Boise Cascade Corp.                             473,900              16,883
     Ryerson Tull, Inc.                              625,846              12,830
     CK Witco Corp.                                1,334,129              12,507
     Deltic Timber Corp.                             549,471              12,329
     Cabot Corp.                                     553,300              10,305
     Sherwin-Williams Co.                            460,000              10,293
(1)  Mississippi Chemical Corp.                    1,685,300               9,374
o    Burlington Industries, Inc.                   2,383,700               8,790
     Owens Corning                                   425,900               8,731
     Georgia Pacific Group                           100,000               3,969
     Armstrong World Industries Inc.                  54,300               2,029
                                                                      ----------
                                                                       3,441,815
                                                                      ----------
PRODUCER DURABLES (3.2%)
     Alcatel SA ADR                                3,567,600             109,481
     Case Corp.                                    1,611,500              85,410
o(1) Toll Brothers, Inc.                           3,529,166              61,760
     New Holland NV                                3,865,100              58,701
     Lockheed Martin Corp.                         1,820,900              36,418
     Kaufman & Broad Home Corp.                    1,698,600              34,078
o(1) U.S. Home Corp.                               1,168,495              32,718
     Northrop Grumman Corp.                          552,300              30,307
     Thomas & Betts Corp.                            475,800              21,352
(1)  MDC Holdings, Inc.                            1,156,300              18,067
o(1) Beazer Homes USA, Inc.                          860,464              16,456
     The BFGoodrich Co.                              625,800              14,824
     Centex Corp.                                    464,900              12,465
                                                                      ----------
                                                                         532,037
                                                                      ----------
Technology (4.7%)
     International Business
          Machines Corp.                           2,994,200             294,554
o(1) Arrow Electronics, Inc.                       6,393,100             139,449
o    Quantum Corp.- DLT &
          Storage Systems                          6,525,500             100,737
     Avnet, Inc.                                   1,593,500              86,547
o    Seagate Technology Inc.                       1,473,800              43,385
o    Adaptec, Inc.                                   873,700              39,317
o(1) General Semiconductor, Inc.                   3,468,600              36,420
o    Quantum Corp.-
          Hard Disk Drive                          2,424,000              14,847
     Harris Corp.                                    627,900              14,089
o    Litton Industries, Inc.                         279,900              13,138
     Scientific-Atlanta, Inc.                         49,300               2,822
                                                                      ----------
                                                                         785,305
                                                                      ----------
UTILITIES (9.4%)
     AT&T Corp.                                   16,680,316             779,805
o    MCI WorldCom, Inc.                            3,947,093             338,710
--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                      SHARES               (000)
--------------------------------------------------------------------------------
     FirstEnergy Corp.                             1,704,100              44,413
     PG&E Corp.                                    1,919,100              44,019
     Ameren Corp.                                  1,152,100              43,564
     SBC Communications Inc.                         837,720              42,671
     Central & South West Corp.                    1,778,500              39,460
     Bell Atlantic Corp.                             585,800              38,040
     Cinergy Corp.                                 1,334,900              37,711
     New Century Energies, Inc.                    1,065,300              34,689
     GPU, Inc.                                       993,600              33,720
     Allegheny Energy, Inc.                          978,900              31,141
     BellSouth Corp.                                 667,400              30,033
o    MediaOne Group, Inc.                            415,000              29,491
     Alliant Energy Corp.                            607,500              16,516
                                                                      ----------
                                                                       1,583,983
                                                                      ----------
OTHER (2.3%)
     Minnesota Mining &
          Manufacturing Co.                          857,200              81,488
     Cooper Industries, Inc.                         743,900              32,034
     Allegheny Teledyne Inc.                       1,586,200              24,090
     Kemira Oyj ADR                                  628,200               7,758
     Miscellaneous (1.5%)                            250,391             395,761
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
     (COST $14,280,126)                                               16,272,406
--------------------------------------------------------------------------------
PREFERRED STOCK (1.0%)
     News Corp. Ltd. ADR
          (COST $92,778)                           5,957,875             164,214
CONVERTIBLE PREFERRED STOCK (0.1%)
     Kaufman & Broad Home Corp.
          8.25% Cvt. Pfd.
          (COST $23,120)                           3,163,700              22,541
--------------------------------------------------------------------------------
                                                        FACE
                                                      AMOUNT
                                                       (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (2.1%)+
--------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORP.
(2)  5.64%, 2/2/2000                                   5,000               4,922
FEDERAL NATIONAL MORTGAGE ASSN.
(2   5.64%, 1/18/2000                                 10,000               9,868
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
     Obligations in a Pooled
     Cash Account
     5.24%, 11/1/1999                                308,125             308,125
     5.26%, 11/1/1999--Note F                         30,270              30,270
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
     (COST $353,203)                                                     353,185
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.9%)
     (COST $14,749,227)                                               16,812,346
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                                           (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.1%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                     218,263
Liabilities--Note F                                                    (206,887)
                                                                          11,376
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 994,989,422 outstanding $.001
     par value shares of beneficial interest
     (unlimited authorization)                                       $16,823,722
================================================================================
NET ASSET VALUE PER SHARE                                                 $16.91
================================================================================
*    See Note A in Notes to Financial Statements.
o    Non-Income-Producing  Security.
+ The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 97.6% and 1.2%, respectively, of net assets. See Note E in Notes to Financial Statements.
(1) Considered an affiliated company as the fund owns more than 5% of the outstanding voting securities of such companies. The total market value of investments in affiliated companies was $1,570,807,000.
(2)  Security segregated as initial margin for open futures contracts.
ADR--American Depositary Receipt.
REIT--Real Estate Investment Trust.
--------------------------------------------------------------------------------
                                                      AMOUNT                 PER
                                                       (000)               SHARE
--------------------------------------------------------------------------------
AT OCTOBER 31, 1999, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid in Capital                                  $12,801,594              $12.87
Undistributed Net
     Investment Income                                93,521                 .09
Accumulated Net
     Realized Gains                                1,859,220                1.87
Unrealized Appreciation--
     Note E
     Investment Securities                         2,063,119                2.07
     Futures Contracts                                 6,268                 .01
--------------------------------------------------------------------------------
NET ASSETS                                       $16,823,722              $16.91
================================================================================

STATEMENT OF OPERATIONS
This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss)
realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If the fund invested in futures contracts during the period, the results of these investments are shown separately.
--------------------------------------------------------------------------------
                                                                    WINDSOR FUND
                                                     YEAR ENDED OCTOBER 31, 1999
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
     Dividends*                                                      $   309,153
     Interest                                                             15,017
     Security Lending                                                      1,232
          Total Income                                                   325,402
EXPENSES
     Investment Advisory Fees--Note B
          Basic Fee                                                       22,023
          Performance Adjustment                                        (14,040)
     The Vanguard Group--Note C
          Management and Administrative                                   38,797
          Marketing and Distribution                                       2,519
     Custodian Fees                                                          498
     Auditing Fees                                                            23
     Shareholders' Reports                                                   408
     Trustees' Fees and Expenses                                              27
          Total Expenses                                                  50,255
          Expenses Paid Indirectly--Note C                               (2,460)
          Net Expenses                                                    47,795
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    277,607
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
     Investment Securities Sold*                                       1,952,962
     Futures Contracts                                                  (12,431)
--------------------------------------------------------------------------------
REALIZED NET GAIN                                                      1,940,531
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
     Investment Securities                                                36,551
     Futures Contracts                                                     6,268
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                          42,819
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $2,260,957
================================================================================
*Dividend income and realized net gain from affiliated companies were $86,331,000 and $567,678,000, respectively.

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.
--------------------------------------------------------------------------------
                                                               WINDSOR FUND
                                                          YEAR ENDED OCTOBER 31,
                                                      --------------------------
                                                           1999             1998
                                                          (000)            (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                277,607          270,099
  Realized Net Gain                                  1,940,531        1,346,037
  Change in Unrealized Appreciation (Depreciation)      42,819       (1,700,942)
  Net Increase (Decrease) in Net Assets
    Resulting from Operations                        2,260,957         (84,806)
DISTRIBUTIONS
  Net Investment Income                               (255,285)        (268,858)
  Realized Capital Gain                             (1,341,486)      (3,045,000)
  Total Distributions                               (1,596,771)      (3,313,858)
CAPITAL SHARE TRANSACTIONS1
  Issued                                             1,402,297        1,632,455
  Issued in Lieu of Cash Distributions               1,504,748        3,148,447
  Redeemed                                          (5,102,907)      (3,704,909)
  Net Increase (Decrease) from Capital Share
    Transactions                                    (2,195,862)       1,075,993
--------------------------------------------------------------------------------
  Total Decrease                                    (1,531,676)      (2,322,671)
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Year                                 18,355,398       20,678,069
  End of Year                                      $16,823,722      $18,355,398
================================================================================
1Shares Issued (Redeemed)
  Issued                                                82,191           92,583
  Issued in Lieu of Cash Distributions                 100,940          187,538
  Redeemed                                            (311,166)        (214,952)
    NetIncrease (Decrease)in Shares Outstanding       (128,035)          65,169
================================================================================

FINANCIAL HIGHLIGHTS
This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

-----------------------------------------------------------------------------------------------------------
                                                                               WINDSOR FUND
                                                                         YEAR ENDED OCTOBER 31,
                                                              ---------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                      1999      1998     1997     1996     1995
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                              $16.34    $19.55   $16.99   $15.55   $14.55
-----------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
     Net Investment Income                                         .27       .23      .36      .43      .44
     Net Realized and Unrealized Gain (Loss) on Investments       1.77     (.32)     3.94     2.85     1.86
                                                              ---------------------------------------------
          Total from Investment Operations                        2.04     (.09)     4.30     3.28     2.30
                                                              ---------------------------------------------
DISTRIBUTIONS
     Dividends from Net Investment Income                        (.24)     (.24)    (.41)    (.46)    (.44)
     Distributions from Realized Capital Gains                  (1.23)    (2.88)   (1.33)   (1.38)    (.86)
                                                              ---------------------------------------------
          Total Distributions                                   (1.47)    (3.12)   (1.74)   (1.84)   (1.30)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                    $16.91    $16.34   $19.55   $16.99   $15.55
===========================================================================================================
TOTAL RETURN                                                    13.74%    -0.78%   27.04%   23.16%   17.80%
===========================================================================================================
RATIOS/SUPPLEMENTAL DATA
     Net Assets, End of Year (Millions)                       $16,824    $18,355  $20,678  $15,841  $13,008
     Ratio of Total Expenses to Average Net Assets              0.28%      0.27%    0.27%    0.31%    0.45%
     Ratio of Net Investment Income to Average Net Assets       1.56%      1.31%    1.89%    2.75%    3.01%
     Portfolio Turnover Rate                                      56%        48%      61%      34%      32%
===========================================================================================================

NOTES TO FINANCIAL STATEMENTS
Vanguard Windsor Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.
     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.
     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.
     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
     4. FUTURES CONTRACTS: The fund uses S&P 500 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.
     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).
     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
     6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, LLP, and as of June 1, 1999, Sanford C. Bernstein & Co., Inc., provide investment advisory services to the fund for fees calculated at an annual percentage rate of average net assets. The basic fee of Wellington Management Company, LLP, is subject to quarterly adjustments based on performance relative to the S&P 500 Index for the preceding three years. For the year ended October 31, 1999, the aggregate investment advisory fee represented an effective annual basic rate of 0.12% of the fund's average net assets before a decrease of $14,040,000 (0.08%) based on performance.
     The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the Board of Trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 1999, the fund had contributed capital of $3,551,000 to Vanguard (included in Other Assets), representing 0.02% of net assets and 3.5% of Vanguard's capitalization. The fund's Trustees and officers are also Directors and officers of Vanguard.
     Vanguard has asked the fund's investment advisers to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. For the year ended October 31, 1999, these arrangements reduced the fund's expenses by $2,460,000 (an annual rate of 0.01% of average net assets).

D. During the year ended October 31, 1999, the fund purchased $9,799,245,000 of investment securities and sold $13,843,338,000 of investment securities, other than temporary cash investments.
     During the year ended October 31, 1999, the fund realized $81,929,000 of net capital gains resulting from in-kind redemptions--in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid in capital.

E. At October 31, 1999, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $2,063,119,000, consisting of unrealized gains of $3,767,787,000 on securities that had risen in value since their purchase and $1,704,668,000 in unrealized losses on securities that had fallen in value since their purchase.
     At October 31, 1999, the aggregate settlement value of open futures contracts expiring in December 1999 and the related unrealized appreciation were:
--------------------------------------------------------------------------------
                                                            (000)
                                            ------------------------------------
                                                AGGREGATE
                            NUMBER OF          SETTLEMENT            UNREALIZED
FUTURES CONTRACTS         LONG CONTRACTS          VALUE             APPRECIATION
--------------------------------------------------------------------------------
S&P 500 Index                  359              $123,514              $6,015
S&P MidCap 400 Index           130                26,081                 253
--------------------------------------------------------------------------------
Unrealized appreciation of $6,268,000 on open future contracts is required to be treated as realized gain for tax purposes.

F. The market value of securities on loan to broker/dealers at October 31, 1999, was $29,871,000, for which the fund held cash collateral of $30,270,000. Cash collateral received is invested in repurchase agreements.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of
Vanguard Windsor Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Windsor Fund (the "Fund") at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

November 30, 1999

--------------------------------------------------------------------------------
SPECIAL 1999 TAX INFORMATION (UNAUDITED) FOR
VANGUARD WINDSOR FUND

This information for the fiscal year ended October 31, 1999, is included pursuant to provisions of the Internal Revenue Code.
     The fund distributed $1,341,486,000 as capital gain dividends (from net long-term capital gains) to shareholders in December 1998, all of which is designated as a 20% rate gain distribution. For corporate shareholders, 32.4% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE PEOPLE WHO GOVERN YOUR FUND
The Trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund Trustees also serve on the Board of Directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.
     Seven of Vanguard's nine board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.
     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new Trustees/Directors; and electing Vanguard officers.
     The list below provides a brief description of each Trustee's professional affiliations. Noted in parentheses is the year in which the Trustee joined the Vanguard Board.

TRUSTEES
JOHN  C.  BOGLE  o  (1967)   Founder,   Senior   Chairman  of  the  Board,   and
Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN o (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN o (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & JohnsonoMerck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY o (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL o (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. o (1993) Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL o (1991) President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR. o (1971) Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON o (1985) Retired Chairman of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY o Secretary; Managing
Director and Secretary of The Vanguard  Group,
Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS o Treasurer; Principal of The
Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

VANGUARD MANAGING DIRECTORS
R. GREGORY BARTON o Legal Department.
ROBERT A. DISTEFANO o Information Technology.
JAMES H. GATELY o Individual Investor Group.
KATHLEEN C. GUBANICH o Human Resources.
IAN A. MACKINNON o Fixed Income Group.
F. WILLIAM MCNABB, III o Institutional Investor Group.
MICHAEL S. MILLER o Planning and Development.
RALPH K. PACKARD o Chief Financial Officer.
GEORGE U. SAUTER o Core Management Group.

ABOUT OUR COVER
Our cover art, depicting HMS Vanguard at sea, is a reproduction of Leading the Way, a 1984 work created and copyrighted by noted naval artist Tom Freeman, of Forest Hill, Maryland.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc.

Frank Russell Company is the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.

[SHIP LOGO]
[THE VANGUARD GROUP(R) LOGO]
Post Office Box 2600
Valley Forge, Pennsylvania 19482-2600

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's
shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

Q220-12/09/1999

(C) 1999 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

VANGUARD(R)
WINDSOR II
FUND

Annual Report
October 31, 1999

[SHIP GRAPHIC]
[A MEMBER OF THE VANGUARD GROUP LOGO]

[PHOTO OF JOHN C. BOGLE]
JOHN C. BOGLE

FELLOW SHAREHOLDERS:

     TWO ROADS DIVERGED IN A WOOD, AND I--I TOOK THE ONE LESS TRAVELED BY, AND THAT HAS MADE ALL THE DIFFERENCE.

I can think of no better words than those of Robert Frost to begin this special letter to our shareholders, who have placed such extraordinary trust in me and in Vanguard over the past quarter century. When the firm was founded 25 years ago, we deliberately took a new road to managing a mutual fund enterprise. Instead of having the funds controlled by an outside management company with its own financial interests, the Vanguard funds--there were only 11 of them then--would be controlled by their own shareholders and operate solely in their financial interests. The outcome of our unprecedented decision was by no means certain. We described it then as "The Vanguard Experiment."
     Well, I guess it's fair to say it's an experiment no more. During the past 25 years, the assets we hold in stewardship for investors have grown from $1 billion to more than $500 billion, and I believe that our reputation for integrity, fair-dealing, and sound investment principles is second to none in this industry. Our staggering growth--which I never sought--has come in important part as a result of the simple investment ideas and basic human values that are the foundation of my personal philosophy. I have every confidence that they will long endure at Vanguard, for they are the right ideas and right values, unshakable and eternal.
     While Emerson believed that "an institution is the lengthened shadow of one man," Vanguard today is far greater than any individual. The Vanguard crew has splendidly implemented and enthusiastically supported our founding ideas and values, and deserves the credit for a vital role in forging our success over the years. It is a dedicated crew of fine human beings, working together in an organization that is well prepared to press on regardless long after I am gone. Creating and leading this enterprise has been an exhilarating run. Through it all, I've taken the kudos and the blows alike, enjoying every moment to the fullest, and even getting a second chance at life with a heart transplant three years ago. What more could a man ask?
     While I shall no longer be serving on the Vanguard Board, I want to assure you that I will remain vigorous and active in a newly created Vanguard unit, researching the financial markets, writing, and speaking. I'll continue to focus whatever intellectual power and ethical strength I possess on my mission to assure that mutual fund investors everywhere receive a fair shake. In the spirit of Robert Frost:

     BUT I HAVE PROMISES TO KEEP, AND MILES TO GO BEFORE I SLEEP, AND MILES TO GO BEFORE I SLEEP.

     You have given me your loyalty and friendship over these long years, and I deeply appreciate your thousands of letters of support. For my part, I will continue to keep an eagle eye on your interests, for you deserve no less. May God bless you all, always.
--------------------------------------------------------------------------------
CONTENTS
REPORT FROM THE CHAIRMAN ........... 1    FUND PROFILE .......................10
AFTER-TAX RETURNS REPORT ........... 5    PERFORMANCE SUMMARY ................12
THE MARKETS IN PERSPECTIVE ......... 6    FINANCIAL STATEMENTS ...............13
ADVISER'S REPORT ................... 8    REPORT OF INDEPENDENT ACCOUNTANTS ..22
--------------------------------------------------------------------------------

[PHOTO OF JOHN J. BRENNAN]
JOHN J. BRENNAN

REPORT FROM THE CHAIRMAN
Vanguard Windsor II Fund made a poor showing during its 1999 fiscal year, returning 4.6% during the 12 months ended October 31, when broad stock market measures advanced nearly 26%.
     The table at right presents the fiscal-year total returns (capital change plus reinvested dividends) for the Windsor II Fund, the average large-capitalization value mutual fund, the unmanaged S&P 500 Index, and the value stock component of the S&P 500. As you can see, your fund's return was a full 13 percentage points behind that of its average peer, and more than 21 percentage points behind that of the S&P 500 Index, which was propelled by a roaring market for large technology stocks. Windsor II's return was 14.4 percentage points behind the return of the S&P 500/BARRA Value Index, which is a good measure of the types of stocks that Windsor II emphasizes. It was, by far, the fund's worst performance ever relative to the S&P 500 Index and to the S&P 500/BARRA Value Index.
--------------------------------------------
                            TOTAL RETURNS
                          FISCAL YEAR ENDED
                           OCTOBER 31, 1999
--------------------------------------------
Vanguard Windsor II Fund         4.6%
--------------------------------------------
Average Large-Cap Value Fund*   17.6%
--------------------------------------------
S&P 500 Index                   25.7%
--------------------------------------------
S&P 500/BARRA Value Index       19.0%
--------------------------------------------
*Derived from data provided by Lipper Inc.

     The fund's total return is based on net asset values of $31.07 per share on October 31, 1998, and $29.03 per share on October 31, 1999, and is adjusted for dividends totaling $0.74 per share paid from net investment income and a distribution of $2.67 per share paid from net realized capital gains. We estimate that the fund will make a distribution of approximately $2.40 from net realized capital gains in December 1999.

FINANCIAL MARKETS IN REVIEW
The fiscal year ended October 31 comprised two distinctly different halves. For most of the first half, stock prices worldwide were rebounding strongly from a slump in the summer of 1998 that had been prompted by economic crises in Asia, Russia, and parts of Latin America. The stock market's comeback was aided by a pickup in global economic activity and by interest rate reductions by the Federal Reserve Board that autumn. These developments--and the continued ebullience of the U.S. economy--erased investors' fears that the troubles abroad would depress business activity and profits at home. Even though interest rates rose during the six months from October 31 through April 30, the stock market, as measured by the Wilshire 5000 Total Market Index, gained 22.8% and the S&P 500 Index was up 22.3%. The returns of value stocks and growth stocks were nearly identical during the six months, with the S&P 500's growth component returning 22.6% and its value component earning 21.7%.
     However, during the second half of our fiscal year, most stock prices stagnated or fell (with the notable exception of technology stocks). The
Wilshire 5000 advanced 2.3%, bringing its full-year return to 25.7%. The S&P 500's second-half return of 2.7% brought it to an identical 25.7% return for our fiscal year. The second half was particularly tough on large value stocks, which returned -2.2% from May through October, compared with a 7.3% return for the S&P 500's growth stocks. Large-cap growth stocks were the strongest market sector during the fiscal year, led by simply stupendous gains for a number of technology stocks, such as QUALCOMM (700%), Sun Microsystems (263%), Cisco Systems (135%), Microsoft (75%), and Intel (74%). The growth stocks within the S&P 500 Index gained 31.6%, while the index's value stocks returned 19.0%.
     One factor restraining the stock market in general was a strong uptrend in interest rates starting in February. The Federal Reserve encouraged this move, acting in late June and again in August to boost short-term interest rates by a total of 0.5 percentage point. Fears of a global economic slump were supplanted by worries that economic growth--especially in the United States--was so strong that it would cause wages and commodity prices to surge, pushing up inflation.
     For the full year, yields on long-term U.S. Treasury bonds rose significantly. The yield of the 30-year Treasury increased exactly 1 percentage point (100 basis points) to 6.16% on October 31, 1999. Bond prices, which move in the opposite direction from interest rates, fell during the year. The Lehman Brothers Aggregate Bond Index, a benchmark for taxable bonds, eked out a return of 0.5% for the year, as its interest income of 6.2% only barely offset price declines of -5.7%.

FISCAL 1999 PERFORMANCE OVERVIEW
Vanguard Windsor II Fund's 4.6% total return during the 1999 fiscal year was mediocre on an absolute basis and even worse relative to competing mutual funds and market indexes.
     The fund got off to a relatively strong start, returning 6.5% during the first two months of the period and 17.3% for the first half of the fiscal year. But the second half was a different, and very disappointing, story. The fund posted a negative total return of -10.8% from May through October, well below the 2.7% return of the S&P 500 Index, and the -2.2% return of the S&P 500/BARRA Value Index, which is a better measure of the types of stocks that Windsor II emphasizes.
     Though the market's tilt toward growth stocks over value stocks was a detriment to your fund during the period, our difficulties went far beyond investment style. Even when compared specifically to the Value Index, our performance was disappointing. Our return was 14.4 percentage points lower than the 19.0% return of the index. As a value fund, Windsor II focuses on stocks that are relatively cheap in terms of measures such as price/earnings ratios and book value and that pay dividend yields considerably above the market average.
This mandate naturally steered the fund toward certain market segments (financial services and utilities) and away from others, particularly technology stocks, which at present carry sky-high valuations and pay little or no dividends. On a relative basis, our small commitment to the top-performing technology sector (about 4% of our average assets, versus 18% for the S&P 500 Index) meant big trouble for the fund, given the sector's return of 67%. Our big stake in the financial-services group (26% of average assets for Windsor II; 16% for the index) was also troublesome because of the relatively low returns earned by many bank stocks during the period.
     The bulk of our shortfall, however, stemmed from the inferior performance of stocks selected by our investment advisers, particularly among issues in the consumer-discretionary group and the utilities sector. As always, the performances of the stocks selected by each of our four advisers varied from the others during fiscal 1999. The prices of many of the stocks we own--including some of our biggest holdings--declined sharply during the fiscal year because the market had expected better earnings. Waste Management Inc., one of our ten largest holdings six months ago, was hit especially hard. The company's share price plummeted about 70% during the period--much of that during a brief span this fall--in response to the revelation of accounting problems, losses, and the departure of its chairman. Other big names that suffered sharp drops included Xerox, Service Corporation International, and J.C. Penney. The Adviser's Report beginning on page 8 provides further details.
     While none of us on the Windsor II team is happy with our results for the fiscal year, our belief in the fund's value-oriented investment strategy is not shaken. Since its inception in June 1985, Windsor II has enjoyed periods of outperformance (it topped the S&P 500 Index from fiscal 1991 through fiscal
1993) as well as  underperformance  (it  trailed  large-cap  stocks  in 1997 and
1998). These variations from the broad market are the nature of active portfolio management and the fund's emphasis on out-of-favor stocks. The challenge of active management, naturally, is to make those variations positive. We are closely monitoring the portfolio, and we remain confident in the abilities of the four investment advisers who select stocks for Windsor II. We fully expect the fund to provide competitive returns over the long run.

--------------------------------------------------------------------------------
                                                           TOTAL ASSETS MANAGED
                                                          AS OF OCTOBER 31, 1999
                                                        ------------------------
                                                        $ MILLION     PERCENTAGE
--------------------------------------------------------------------------------
Barrow, Hanley, Mewhinney & Strauss, Inc.                 $19,733            64%
Equinox Capital Management, Inc.                            4,135            14
Tukman Capital Management, Inc.                             3,716            12
Vanguard Core Management Group                              1,781             6
Cash Reserve*                                               1,176             4
--------------------------------------------------------------------------------
Total                                                     $30,541           100%
--------------------------------------------------------------------------------
* This cash reserve is invested in equity index futures to simulate investment in stocks; each adviser may also maintain a modest cash reserve.

     The table above shows the share of assets supervised by each adviser at the end of the fiscal year.

LONG-TERM PERFORMANCE OVERVIEW
Any annual review of a mutual fund's performance should also include a look at the fund's longer-term record. The table below presents the average annual returns of the Windsor II Fund and its comparative benchmarks for the past ten years. It also presents the results of hypothetical $10,000 investments made a decade ago in the fund, its average competitor, the S&P 500 Index, and the S&P 500/BARRA Value Index.
--------------------------------------------------------------------------------
                                                         TOTAL RETURNS
                                                10 YEARS ENDED OCTOBER 31, 1999
                                             -----------------------------------
                                             AVERAGE             FINAL VALUE OF
                                              ANNUAL               A $10,000
                                              RATE            INITIAL INVESTMENT
--------------------------------------------------------------------------------
Vanguard Windsor II Fund                      14.5%                $38,787
--------------------------------------------------------------------------------
Average Large-Cap Value Fund                  15.2%                $41,026
--------------------------------------------------------------------------------
S&P 500 Index                                 17.8%                $51,526
--------------------------------------------------------------------------------
S&P 500/BARRA Value Index                     15.4%                $41,790
--------------------------------------------------------------------------------
     As you might expect, your fund's poor performance over the past 12 months had a considerable negative impact on its longer-term results. One year ago--at the end of the 1998 fiscal year--Windsor II's average annual return over the previous decade was 1.8 percentage points better than that of its average peer. Now, just 12 months later, our annualized return over the past ten years comes up short by 0.7 percentage point. A $10,000 investment in the Windsor II Fund would have grown to $38,787, compared with the $41,026 that would have accumulated in the average large-cap value fund over the same period.

A similar investment in the large-cap-dominated S&P 500 Index would have amounted to $51,526, a terrific--and I'd say unsustainable--average annual return of 17.8%.
     Our ultimate goal, of course, is to provide performance that is superior to that of comparable mutual funds over long periods. We are aided in this objective by our low expenses, which provide us with an advantage over higher-cost funds. Our expense ratio (expenses as a percentage of average net assets) is 0.37%, nearly a full percentage point lower than the 1.26% charged by the average peer mutual fund. Our low costs may provide little comfort during a period when our performance lags, but rest assured that this cost advantage remains a powerful ally in our quest to provide superior long-term returns.
     The returns earned by stocks--particularly large growth stocks--over the past decade were high by historical standards and will probably be lower in the future. This is not a prediction, but rather a prudent assumption that should be a part of every investor's long-range investment planning. The long-term average return for stocks is about 11%, but that average includes lean years as well as the fabulous decade of the 1990s.

IN SUMMARY
Though the U.S. stock market was rewarding as a whole during the past 12 months, the narrow nature of the market's gains highlighted the fact that investing in stocks is a risky endeavor. Individual stocks, and even entire industry groups, move in different directions at different times and in varying degrees, just as the returns of stocks, bonds, and short-term investments diverge and fluctuate. That is why building and maintaining an investment program that has exposure to the different asset classes, as well as to a variety of issues within each class, is the surest road to long-term investing success. Creating such a program tailored to your objectives, time horizon for investing, and tolerance for risk--and sticking with it through good times and bad--is a sound approach to participating in the rewards of the financial markets while limiting the risk.

/S/
John J. Brennan
Chairman and Chief Executive Officer

November 12, 1999
================================================================================
A NOTE OF THANKS TO OUR FOUNDER
================================================================================
As you may have read on the inside cover of our report, our founder, John C. Bogle, is retiring December 31, 1999, as Senior Chairman of our Board after nearly 25 years of devoted service to Vanguard and our shareholders. Vanguard investors have Jack to thank for creating a truly mutual mutual fund company that operates solely in the interest of its fund shareholders. And mutual fund investors everywhere have benefited from his energetic efforts to improve this industry. Finally, on a personal note, I am forever grateful to Jack for giving me the opportunity to join this great company in 1982.

A REPORT ON YOUR FUND'S AFTER-TAX RETURNS
Beginning with this annual report, Vanguard is pleased to provide a review of the Windsor II Fund's after-tax performance. The figures on this page demonstrate the considerable impact that federal income taxes can have on a fund's return--an important consideration for investors who own mutual funds in taxable accounts. While the pretax return is most often used to tally a fund's performance, the fund's after-tax return, which accounts for taxes on distributions of capital gains and income dividends, is a better representation of the return that many investors actually received. IF YOU OWN THE WINDSOR II FUND IN A TAX-DEFERRED ACCOUNT SUCH AS AN INDIVIDUAL RETIREMENT ACCOUNT OR A 401(K), THIS INFORMATION DOES NOT APPLY TO YOU. SUCH ACCOUNTS ARE NOT SUBJECT TO CURRENT TAXES.
     The table below presents the pretax and after-tax returns for your fund and an appropriate peer group of mutual funds. Two things to keep in mind:
     o The after-tax return calculations use the top federal income tax rates in effect at the time of each distribution. The tax burden, therefore, would be somewhat less, and the after-tax return somewhat more, for those in lower tax brackets.
     o The peer funds' returns are provided by Morningstar, Inc. (Elsewhere in this report, returns for comparable mutual funds are derived from data provided by Lipper Inc., which differs somewhat.)
--------------------------------------------------------------------------------
                               AVERAGE ANNUAL RETURNS: PRETAX AND AFTER-TAX
                                       PERIODS ENDED OCTOBER 31, 1999
                           -----------------------------------------------------
                               1 YEAR            5 YEARS           10 YEARS
                           ----------------  ----------------  -----------------
                           PRETAX AFTER-TAX  PRETAX AFTER-TAX  PRETAX AFTER-TAX
--------------------------------------------------------------------------------
Vanguard Windsor II Fund     4.6%    1.6%     20.1%   17.3%     14.5%    11.9%
Average Large Value Fund*   12.2    10.3      18.2    15.3      14.0     11.4
--------------------------------------------------------------------------------
*Based on data from Morningstar, Inc.

     As you can see, the Windsor II Fund's pretax total return of 4.6% for the 12 months ended October 31, 1999, was reduced by taxes to 1.6%. In other words, for investors in the highest tax bracket, the fund's pretax return was cut by 3 percentage points. In comparison, the average comparable fund earned a pretax return of 12.2% and an after-tax return of 10.3%, a difference of 1.9 percentage points.
     Over longer periods, the fund has fared better. Over the five- and ten-year periods ended October 31, 1999, our fund generated slightly higher returns than the peer-group average, both before and after taxes.
     We stress that because many interrelated factors affect how tax-friendly a fund may be, it's very difficult to predict tax efficiency. A fund's tax efficiency can be influenced by its turnover rate, the types of securities it holds, the accounting practices it uses when selling shares, and the net cash flow it receives.
     Finally, it's important to understand that our calculation does not reflect the tax effect of your own investment activities. Specifically, you may incur additional capital gains taxes--thereby lowering your after-tax return--if you decide to sell all or some of your shares.

A  NOTE  ABOUT  OUR   CALCULATIONS:   Pretax  total  returns   assume  that  all
distributions received (income dividends, short-term capital gains, and long-term capital gains) are reinvested in new shares, while our after-tax returns assume that distributions are reduced by any taxes owed on them before reinvestment. When calculating the taxes due, we used the highest individual federal income tax rates at the time of the distributions. Those rates are currently 39.6% for dividends and short-term capital gains and 20% for long-term capital gains. State and local income taxes were not considered. The competitive group returns provided by Morningstar are calculated in a manner consistent with that used for Vanguard funds.

THE MARKETS IN PERSPECTIVE
YEAR ENDED OCTOBER 31, 1999

Caution followed exuberance in the U.S. stock market during the fiscal year ended October 31, 1999. Improving economic conditions during the first half of the year set off a raucous rally from the lows of summer 1998, when fears of a global economic slump swept world markets. However, during the second half of the fiscal year, interest rates kept rising, pulling down bond prices and tempering the stock market's optimism. The notion of a global slump was replaced by worries that economic growth might be so strong as to threaten a surge in inflation.

U.S. STOCK MARKETS
A booming U.S. economy and solid increases in corporate earnings lifted the U.S. stock market, especially during the first half of the fiscal year. The nation's economic output increased by about 4% during the year. Consumer spending, which accounts for roughly two-thirds of economic activity, powered the expansion. Americans spent virtually every dollar they earned, encouraged by rising wealth from a long bull market, plentiful employment, and rising incomes. (After-tax personal income rose about 5% during the year; unemployment fell to a 30-year low of 4.1% of the workforce in October.)
--------------------------------------------------------------------------------
                                                      AVERAGE ANNUAL RETURNS
                                                  PERIODS ENDED OCTOBER 31, 1999
                                                  ------------------------------
                                                      1 YEAR   3 YEARS   5 YEARS
--------------------------------------------------------------------------------
STOCKS
 S&P 500 Index                                         25.7%     26.5%     26.0%
 Russell 2000 Index                                    14.9       9.4      12.6
 Wilshire 5000 Index                                   25.7      23.8      23.8
 MSCI EAFE Index                                       23.4      12.5       9.5
--------------------------------------------------------------------------------
BONDS
 Lehman Aggregate Bond Index                            0.5%      6.2%      7.9%
 Lehman 10 Year Municipal Bond Index -1.2               5.2       7.0
 Salomon Smith Barney 3-Month U.S. Treasury Bill Index  4.6       5.0       5.2
--------------------------------------------------------------------------------
OTHER
 Consumer Price Index                                   2.6%      2.0%      2.4%
--------------------------------------------------------------------------------
     From October 31, 1998, through April 30, 1999, the stock market rose 22.8%, as measured by the Wilshire 5000 Total Market Index. Investor confidence, already high due to the booming economy, was bolstered by easier monetary policy--the Federal Reserve cut short-term interest rates in November 1998 for the third time in less than two months. But by summer, the Fed reversed course, twice boosting its target for short-term interest rates to slow the economy and reduce inflationary pressures.
     Higher interest rates helped take the steam out of the stock market's rally during the second half of the fiscal year, even though estimates of corporate earnings kept rising. Higher rates tend to hurt stocks because many investors use current interest rates to discount the value of a stock's projected earnings and dividends. The higher the rate, the more future earnings are discounted, and the less investors will pay for the stock now. After a second-half gain of 2.3%, the Wilshire 5000 Index recorded a 25.7% return for the full fiscal year.
     Big stocks outperformed small stocks in fiscal 1999, and growth stocks outpaced value stocks. The S&P 500 Index, which is dominated by large-capitalization stocks, gained

25.7%, while the small-cap Russell 2000 Index was up 14.9%. Growth stocks--whose high prices in relation to earnings, book value, and dividends indicate high expectations for future growth--lost none of their appeal, despite soaring valuations for many. Both large- and small-cap growth issues gained roughly 30%, while value stocks within the S&P 500 Index were up 19.0%, and the Russell 2000's value stocks had a scant 0.7% return.
     The growth/value gap was due partly to the incredible performance of technology stocks, most of which are classified as growth issues. Within the S&P 500 Index, tech stocks gained 67% during the fiscal year. Advances of about 30% were recorded by retailers and other consumer-discretionary stocks and by the utilities sector, where gains were concentrated in telecommunications stocks. The only sector with a loss was consumer staples (-8%), where food and beverage company stocks suffered from falling profits.Other laggards were the auto & transportation sector (+6%) and health-care stocks (+9%).

U.S. BOND MARKETS
Rapid economic growth was a help to the stock market but a hindrance to bonds. Investors worried that, with unemployment so low, growth above the 2.5% to 3% range would cause wages and prices to accelerate. Indeed, inflation did rise a bit, although the Consumer Price Index was up a relatively modest 2.6% during the 12-month period.
     As mentioned, the Fed sought to combat inflationary pressures by increasing short-term interest rates by a quarter-point on June 30 and again on August 24. The bond market was already pushing up rates well before the Fed acted. Yields of long-term U.S. Treasury bonds began rising significantly in February. By fiscal year-end, the 30-year Treasury bond's yield was 6.16%, up precisely 1 percentage point for the year. The 10-year Treasury's yield rose 1.41 percentage points, from 4.61% to 6.02%. Short-term interest rates didn't rise as far, and 3-month Treasury bill yields were up 0.77 point to 5.09% at fiscal year-end.
     Rising interest rates mean lower prices for existing bonds, of course. Price declines were higher for longer-term bonds, which are most sensitive to changing rates. For the taxable bond market as a whole, as measured by the Lehman Aggregate Bond Index, prices fell -5.7%, resulting in a total return of just 0.5% for the fiscal year. High-yield (junk) bonds and mortgage-backed securities posted higher returns than Treasuries.

INTERNATIONAL STOCK MARKETS
International markets soared in local currencies during the 12 months ended October 31, with European stocks gaining 22.7% and Pacific-region stocks advancing 37.8%. The U.S. dollar rose in value against most European currencies but fell against the Japanese yen. For U.S. investors, the upshot of these currency fluctuations was to trim returns from Europe to 12.7% in dollar terms and to boost returns from the Pacific to 50.5%.
     In the major developed international markets, U.S. investors earned 23.4%, as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index. The bull markets in most nations stemmed from a renewed appetite for risk on the part of investors encouraged by clear signs of expanding business activity and generally easier monetary policy. Japan and the rest of Asia, which were hit hardest by currency and economic crises in 1997 and 1998, saw the biggest gains. In Japan, massive government spending programs appeared to be working--at least in the short run--to lift that nation out of a recession.
     Emerging markets, as measured by the Select Emerging Markets Free Index, gained 34.1% for U.S. investors, as local returns of better than 70% were cut nearly in half by weaker currencies in Latin America and eastern Europe.

ADVISER'S REPORT

We have been writing shareholder letters for a long time, but this is by far the most difficult. Vanguard Windsor II Fund declined -10.8% during the second half of the fiscal year ended October 31, while the S&P 500 Index gained 2.7% and the S&P 500/BARRA Value Index declined -2.2%. Results for the full fiscal year were equally disappointing, with a 4.6% return for the fund versus gains of 25.7% for the S&P 500 and 19.0% for the Value Index. We are not doing things differently, and our holdings have not radically changed, but the stock market surely has.
     The economy continues to be vigorous, with employment high and inflation reputed to be very low. Despite a benign Consumer Price Index, prices have been rising for certain items, such as airline tickets, hotel rooms, energy, chemicals, housing, building materials, and health care. Plainly, for the average consumer, increases in such products more than offset the decline in computer prices. In a very real way, the stock market has been responsible for much of the good economic news--including the federal budget surplus and strong consumer spending. Therefore, the Federal Reserve follows equities with more intense interest than ever before.
     The top 10% of stocks in the Value Index, in terms of their contribution to its fiscal-year return, account for 41% of the index's market weight. Those companies, on average, sell at 43.5 times next year's estimated earnings and 5.0 times current book value. On average, they have a 1.1% dividend yield. Because we emphasize stocks with low price/earnings ratios (the fund's average P/E is 65% of the market's), low price/book ratios (53% of the market's), and high current yields (twice the market's), we did not participate much in that top tenth of the Value Index. If we had known how "cheap" they were in the eyes of the market, this letter would have been easier to write.
     For the past year, investors have been drawn to growth as never before. They seemed to feel required to sell, at any price, any stock that fell short of expectations in revenues or earnings. Even small disappointments were punished by instantaneous declines of 25% or more. Our problem issues of Waste Management, Raytheon, Xerox, Allstate, Service Corporation International, and J.C. Penney lost 40% within a day or two of announcing earnings disappointments.
     Waste Management continues to struggle through consolidation problems, the loss of its CEO, who stepped down due to illness, and problems with legacy accounting systems. Management twice lowered earnings expectations, causing Wall Street to lose confidence. The directors have stepped in and are selling underperforming assets, hiring consultants to solve the information technology problems, and bringing on a new CEO with an outstanding reputation.
     Raytheon recently acquired E-Systems, Hughes, and a division of Texas Instruments, and has been one of the fastest-growing and highest-margin defense companies. In September, its new chairman announced that Raytheon would take additional restructuring charges and that its revenue was slipping because of procurement delays by the U.S. Defense Department and foreign governments. Raytheon's market-leading
-------------------------------------------
INVESTMENT PHILOSOPHY
The fund reflects a belief that
superior  long-term  investment
results can be achieved  by  holding
a  diversified  portfolio  of  out-of-favor
stocks  with below-average  price/
earnings  ratios,  above-average
dividend yields,  and the prospect
of above-average total return.
-------------------------------------------
products, combined with projected increases in defense spending, will drive this stock going forward.
     Xerox suffered from falling prices in the digital copier market and higher expenses associated with its new "Solutions Approach" sales program. The management had been unwilling or unable to inform the investment community about problems, and investors dumped the stock. We feel this situation can improve fairly soon.
     We purchased Allstate because of its industry-leading position, improving business mix, low-cost operations, energized management, and powerful generation of cash (which it is using to make acquisitions and buy back stock). The stock was selling at a huge discount to the market based on its price/earnings and price/book ratios. Still, Allstate operates in a competitive and challenging industry. In 1999, price competition remained high, claims costs rose (partly due to Hurricane Floyd), and management decided to substantially boost marketing expenditures to sell auto insurance on the Internet and via 800-type offerings. The net effect was that earnings estimates fell by about 15%--but the stock fell twice as much! Allstate now sells for less than 9 times current earnings, at a mere 12% premium to book value. It has a 2.5% dividend yield.
     Service Corporation International, the world's largest funeral company, is undergoing a transformation from an acquisition story to an operational one. Its investments in personnel, training, and infrastructure have raised current costs, but will have substantial future benefits. Several other factors are hurting revenue growth: Death rates have declined; price competition is tougher; and there is a trend toward cremations. However, we believe the stock will perform much better as the company's transformation is completed and the environment improves.
     J.C. Penney stock fell due to disappointing sales growth and expectations that higher interest rates will slow consumer spending. The company is going to spin off the Eckerd drug stores, and we expect results to improve.
     These six companies are industry leaders providing real services. However, they have lost earnings and price momentum, which leads believers in Wall Street's "new paradigm" to sell them. A number of stocks that have underperformed are now significantly undervalued and have become takeover targets for companies that will seek to turn them around and/or sell off pieces.
     The question arises: "What is the value in value investing?" We continue to believe that price is a very important component of any buying decision, whether a stock or a meal. In relation to the broad market, our holdings are cheaper than at almost any time in the past. On an industry basis, we have concentrations in banks, energy, utilities, and insurance. Our underweighting in technology reflects the fact that few of those issues have value characteristics. We have been through periods like this before, though those memories are not nearly so painful as 1999. For the most part, we are sticking with our holdings. Indeed, we're adding to the cheaper ones.

Barrow, Hanley, Mewhinney & Strauss, Inc.

November 12, 1999

FUND PROFILE
WINDSOR II FUND

This Profile provides a snapshot of the fund's characteristics as of October 31, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 11.
---------------------------------------------
PORTFOLIO CHARACTERISTICS
---------------------------------------------
                      WINDSOR II      S&P 500
---------------------------------------------
Number of Stocks             282          500
Median Market Cap         $28.3B       $72.6B
Price/Earnings Ratio       18.0x        27.7x
Price/Book Ratio            2.7x         5.1x
Yield                       2.4%         1.2%
Return on Equity           18.8%        23.0%
Earnings Growth Rate        8.6%        15.0%
Foreign Holdings            1.4%         1.5%
Turnover Rate                26%          --
Expense Ratio              0.37%          --
Cash Reserves               3.2%          --

INVESTMENT FOCUS
---------------------------------------------
[GRID]
STYLE.........VALUE
MARKET CAP....LARGE

VOLATILITY MEASURES
---------------------------------------------
                      WINDSOR II      S&P 500
---------------------------------------------
R-Squared                   0.87         1.00
Beta                        0.90         1.00

TEN LARGEST HOLDINGS
(% OF TOTAL NET ASSETS)
---------------------------------------------
The Chase Manhattan Corp.                3.2%
Bank of America Corp.                    2.9
SBC Communications Inc.                  2.7
GTE Corp.                                2.7
Honeywell, Inc.                          2.5
Atlantic Richfield Co.                   2.4
Citigroup, Inc.                          2.1
Washington Mutual, Inc.                  2.1
Anheuser-Busch Cos., Inc.                2.1
Baker Hughes, Inc.                       2.0
Top Ten                                 24.7%

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
--------------------------------------------------------------------------------
                                  OCTOBER 31, 1998          OCTOBER 31, 1999
--------------------------------------------------------------------------------
                                      WINDSOR II        WINDSOR II       S&P 500
--------------------------------------------------------------------------------
Auto & Transportation ............       4.8%              3.4%             2.2%
Consumer Discretionary ...........      11.0              10.7             12.5
Consumer Staples .................       8.4               6.9              7.2
Financial Services ...............      24.0              27.9             16.1
Health Care ......................       1.8               2.6             11.0
Integrated Oils ..................       3.6               7.4              5.2
Other Energy .....................       7.9               8.5              1.4
Materials & Processing ...........       3.7               4.2              3.2
Producer Durables ................       4.8               4.5              3.3
Technology .......................       3.6               4.4             20.5
Utilities ........................      18.5              15.1             11.2
Other ............................       7.9               4.4              6.2
--------------------------------------------------------------------------------

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.

INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a fund holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds. Price/Earnings Ratio. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a fund's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST HOLDINGS. The percentage of net assets that a fund has invested in its ten largest holdings. (The average for stock mutual funds is about 35%.) As this percentage rises, a fund's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the past year. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

PERFORMANCE SUMMARY
WINDSOR II FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS: JUNE 24, 1985-OCTOBER 31, 1999
---------------------------------------|----------------------------------------
           WINDSOR II FUND     S&P 500 |             WINDSOR II FUND    S&P 500
FISCAL CAPITAL INCOME  TOTAL   TOTAL   |FISCAL CAPITAL INCOME  TOTAL    TOTAL
YEAR   RETURN  RETURN  RETURN  RETURN  |YEAR   RETURN  RETURN  RETURN   RETURN
---------------------------------------|----------------------------------------
1985   -0.9%   1.1%     0.2%    1.8%   |1993   15.8%    3.7%   19.5%    14.9%
1986   31.2    4.4     35.6    33.2    |1994   -0.8     3.0     2.2      3.9
1987   -0.6    1.5      0.9     6.4    |1995   19.2     3.9    23.1     26.4
1988   14.5    6.0     20.5    14.8    |1996   23.8     3.4    27.2     24.1
1989   19.5    5.2     24.7    26.4    |1997   28.1     3.2    31.3     32.1
1990   -21.5   4.0    -17.5    -7.5    |1998   14.1     2.4    16.5     22.0
1991   29.4    7.2     36.6    33.5    |1999    2.2     2.4     4.6     25.7
1992   7.9     4.6     12.5    10.0    |
---------------------------------------|----------------------------------------
See FINANCIAL HIGHLIGHTS table on page 19 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: OCTOBER 31, 1989 -- OCTOBER 31, 1999
[MOUNTAIN CHART]
--------------------------------------------------------------------------------
                  WINDSOR II    AVERAGE LARGE-CAP   S&P 500
                     FUND           VALUE FUND       INDEX
--------------------------------------------------------------------------------
1989/10             10000             10000           10000
1990/01              9614              9681            9747
1990/04              9382              9770            9882
1990/07              9763             10463           10738
1990/10              8252              8965            9252
1991/01              9733             10401           10566
1991/04             10779             11322           11623
1991/07             11168             11729           12108
1991/10             11273             12106           12351
1992/01             11785             12704           12963
1992/04             12216             12931           13253
1992/07             12747             13142           13656
1992/10             12683             13128           13581
1993/01             13527             13964           14334
1993/04             13860             14238           14478
1993/07             14449             14578           14849
1993/10             15157             15483           15610
1994/01             15567             16037           16180
1994/04             14763             15189           15248
1994/07             15100             15404           15615
1994/10             15493             15917           16214
1995/01             15396             15812           16266
1995/04             16911             17275           17911
1995/07             18204             18724           19692
1995/10             19069             19423           20501
1996/01             21407             21230           22555
1996/04             22317             22008           23323
1996/07             21920             21448           22954
1996/10             24250             23741           25441
1997/01             26848             26244           28497
1997/04             27138             26559           29184
1997/07             31954             31345           34922
1997/10             31835             30500           33610
1998/01             33519             32162           36165
1998/04             38787             35948           41169
1998/07             37820             35210           41657
1998/10             37092             34883           41001
1999/01             39817             39029           47915
1999/04             43497             41258           50154
1999/07             41820             40773           50073
1999/10             38787             41026           51526
--------------------------------------------------------------------------------
                               AVERAGE ANNUAL TOTAL RETURNS
                              PERIODS ENDED OCTOBER 31, 1999
                           ------------------------------------ FINAL VALUE OF A
                                1 YEAR    5 YEARS   10 YEARS  $10,000 INVESTMENT
--------------------------------------------------------------------------------
Windsor II Fund                  4.57%     20.15%     14.52%             $38,787
Average Large-Cap Value Fund*   17.61      20.85      15.16               41,026
S&P 500 Index                   25.67      26.02      17.82               51,526
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1999*
--------------------------------------------------------------------------------
                                                              10 YEARS
                   INCEPTION                        ----------------------------
                     DATE      1 YEAR     5 YEARS   CAPITAL     INCOME    TOTAL
--------------------------------------------------------------------------------
Windsor II Fund    6/24/1985    10.33%     20.10%    10.19%      3.75%    13.94%
--------------------------------------------------------------------------------
*SEC rules require that we provide this average annual total return information through the last calendar quarter.

FINANCIAL STATEMENTS
OCTOBER 31, 1999

STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of TOTAL INVESTMENTS to calculate the fund's NET ASSETS. Finally, NET ASSETS are divided by the outstanding shares of the fund to arrive at its share price, or NET ASSET VALUE (NAV) PER SHARE.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of PAID IN CAPITAL (money invested by shareholders). The amounts shown for UNDISTRIBUTED NET INVESTMENT INCOME and ACCUMULATED NET REALIZED GAINS usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as
of  the  statement  date,  but  may  differ  because   certain   investments  or
transactions may be treated differently for financial statement and tax purposes. Any ACCUMULATED NET REALIZED LOSSES, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. UNREALIZED APPRECIATION (DEPRECIATION) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.
--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                    SHARES                 (000)
--------------------------------------------------------------------------------
WINDSOR II FUND
--------------------------------------------------------------------------------
COMMON STOCKS (92.9%)+
--------------------------------------------------------------------------------
AUTO & TRANSPORTATION (3.1%)
         Ford Motor Co.                          8,675,800              476,085
         General Motors Corp.                    5,972,300              419,554
         Burlington Northern Santa Fe Corp.        333,300               10,624
         Delta Air Lines, Inc.                     151,600                8,253
         Tidewater Inc.                            224,600                6,738
o        UAL Corp.                                  88,900                6,051
         TRW, Inc.                                 141,100                6,050
         PACCAR, Inc.                              122,300                5,763
o        Continental Airlines, Inc. Class B        128,000                5,184
o        SPX Corp.                                  59,400                5,034
o        Navistar International Corp.              117,300                4,890
         Autoliv, Inc.                             146,470                4,678
         Cooper Tire & Rubber Co.                   98,600                1,658
                                                                     -----------
                                                                        960,562
                                                                     -----------
CONSUMER DISCRETIONARY (9.9%)
o(1)     Kmart Corp.                            41,622,500              418,826
         Waste Management, Inc.                 22,355,297              410,779
         Sears, Roebuck & Co.                   14,335,200              404,073
         Gannett Co., Inc.                       4,105,200              316,614
         Wal-Mart Stores, Inc.                   5,282,300              299,440
(1)      Service Corp. International            23,045,900              220,376
         Time Warner, Inc.                       2,491,000              173,592
o        The Walt Disney Co.                     6,074,932              160,226
         J.C. Penney Co., Inc.                   5,878,200              149,159
         Eastman Kodak Co.                       1,942,700              133,925
         Kimberly-Clark Corp.                    1,728,200              109,093
         Newell Rubbermaid, Inc.                 2,990,600              103,550
         Dayton Hudson Corp.                       680,300               43,964
o        Viacom Inc. Class B                       200,800                8,986
--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                    SHARES                 (000)
--------------------------------------------------------------------------------
         Hasbro, Inc.                              321,200                6,625
o        AT&T Corp.-Liberty Media Group Class A    152,000                6,033
         The Limited, Inc.                         141,200                5,807
o        Tricon Global Restaurants, Inc.           143,300                5,759
         Darden Restaurants Inc.                   295,100                5,625
o        Mandalay Resort Group                     274,500                5,113
         Galileo International, Inc.               166,400                5,002
         McDonald's Corp.                          120,600                4,975
         R.R. Donnelley & Sons Co.                 203,600                4,937
         Premark International, Inc.                85,700                4,692
o        Toys R Us, Inc.                           294,800                4,164
         Maytag Corp.                              100,300                4,018
o        Cendant Corp.                             213,600                3,524
         The Warnaco Group, Inc. Class A           226,600                3,229
         May Department Stores Co.                  74,037                2,568
         American Greetings Corp. Class A           98,600                2,551
o        Outback Steakhouse Inc.                    85,300                1,962
o        The Neiman Marcus Group, Inc. Class A      55,600                1,331
         Dillard's Inc.                             68,800                1,299
         VF Corp.                                   24,300                  731
o        ACNielson Corp.                            28,600                  629
         IKON Office Solutions, Inc.                58,500                  402
         Hertz Corp. Class A                         5,200                  226
                                                                     -----------
                                                                      3,033,805
                                                                     -----------
CONSUMER STAPLES (6.4%)
         Anheuser-Busch Cos., Inc.               8,956,000              643,153
         Philip Morris Cos., Inc.               22,592,000              569,036
         Imperial Tobacco Group ADR             12,448,100              259,854

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
WINDSOR II FUND                                     SHARES                 (000)
--------------------------------------------------------------------------------
         PepsiCo, Inc.                           6,186,600              214,598
         H.J. Heinz Co.                          2,802,200              133,805
         Sara Lee Corp.                          2,896,300               78,381
         Nabisco Group Holdings Corp.            3,220,600               41,264
         IBP, Inc.                                 249,700                5,977
         Tyson Foods, Inc.                         294,400                4,490
         SuperValu Inc.                            157,000                3,297
         ConAgra, Inc.                              50,000                1,303
         Brown-Forman Corp. Class B                 15,100                1,019
         Dean Foods Corp.                            9,900                  458
                                                                     -----------
                                                                      1,956,635
                                                                     -----------
FINANCIAL SERVICES (26.0%)
         BANKS--NEW YORK CITY (3.4%)
         The Chase Manhattan Corp.              11,352,956              991,965
         The Bank of New York Co., Inc.            366,400               15,343
         J.P. Morgan & Co., Inc.                   104,400               13,663
         Republic New York Corp.                    90,700                5,731
         BANKS--OUTSIDE NEW YORK CITY (10.1%)
         Bank of America Corp.                  13,714,212              882,852
         First Union Corp.                      13,769,602              587,790
         PNC Bank Corp.                          9,687,900              577,641
         Bank One Corp.                         11,199,283              420,673
         Wells Fargo Co.                         8,329,100              398,756
         SunTrust Banks, Inc.                    1,687,000              123,467
         Fleet Boston Corp.                        443,084               19,330
         Wachovia Corp.                            130,200               11,230
         KeyCorp                                   327,200                9,141
         AmSouth Bancorp                           278,100                7,161
         UnionBanCal Corp.                         146,678                6,371
         Old Kent Financial Corp.                  145,500                5,929
         Pacific Century Financial Corp.           203,000                4,631
         City National Corp.                       105,400                4,084
         Peoples Heritage Financial Group Inc.     170,300                3,236
         U.S. Bancorp                               86,300                3,198
         Huntington Bancshares Inc.                 99,400                2,945
         SouthTrust Corp.                           61,300                2,452
         Commerce Bancshares, Inc.                  34,860                1,351
         Provident Financial Group, Inc.            29,600                1,271
         National City Corp.                        27,900                  823

         DIVERSIFIED FINANCIAL SERVICES (3.4%)
         Citigroup, Inc.                        12,070,880              653,336
         Morgan Stanley Dean Witter & Co.        1,773,800              195,672
         American General Corp.                  1,965,400              145,808
         Merrill Lynch & Co., Inc.                 200,300               15,724
         PaineWebber Group, Inc.                   155,100                6,320
         The CIT Group, Inc.                       216,900                5,178
         American Express Co.                       23,700                3,650
         Marsh & McLennan Cos., Inc.                13,900                1,099
         Household International, Inc.              17,400                  776

         FINANCE COMPANIES
         Mellon Financial Corp.                    325,400               12,019
o        FIRSTPLUS Financial Group, Inc.           319,300                   42

         FINANCIAL DATA PROCESS SERVICES
         First Data Corp.                          126,900                5,798
         Deluxe Corp.                              176,000                4,972
o        DST Systems, Inc.                          53,000                3,375
--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                    SHARES                 (000)
--------------------------------------------------------------------------------
         FINANCIAL INFORMATION SERVICES
         Dow Jones & Co., Inc.                      98,000                6,027
         Dun & Bradstreet Corp.                    107,400                3,155
         FINANCIAL MISCELLANEOUS (1.7%)
         Fannie Mae                              7,173,500              507,525
         Nationwide Financial Services, Inc.       134,400                5,090
         AMBAC Financial Group Inc.                 73,900                4,416
         Associates First Capital Corp.             24,900                  909

         INSURANCE--LIFE
         Jefferson-Pilot Corp.                     118,300                8,880

         INSURANCE--MULTILINE (4.9%)
         Allstate Corp.                         19,282,044              554,359
(1)      Aon Corp.                              13,202,862              468,702
         American International Group, Inc.      4,186,361              430,934
         The Hartford Financial Services
           Group Inc.                              185,600                9,616
         CIGNA Corp.                               118,000                8,821
         Hartford Life, Inc.                       122,000                6,375
         Old Republic International Corp.          267,100                3,656
         American National Insurance Co.             4,700                  322

         INSURANCE--PROPERTY-CASUALTY (0.1%)
         Travelers Property Casualty Corp.         188,200                6,775
         The PMI Group Inc.                        109,350                5,673
         Everest Reinsurance Holdings, Inc.        152,900                3,937

         REAL ESTATE INVESTMENT TRUST (0.1%)
         Equity Office Properties Trust REIT       309,400                6,845
         Equity Residential Properties Trust REIT  158,100                6,611
         Simon Property Group, Inc. REIT           197,000                4,543
         Host Marriott Corp. REIT                  434,300                3,909
         Spieker Properties, Inc. REIT              43,500                1,520

         RENT & LEASE SERVICES--COMMERCIAL
         Ryder System, Inc.                        227,200                4,856

         SAVINGS & LOAN (2.2%)
         Washington Mutual, Inc.                17,993,194              646,630
         Golden West Financial Corp.                65,600                7,331
o        Golden State Bancorp Inc.                 298,400                6,229
         Dime Bancorp, Inc.                        309,000                5,523
         Sovereign Bancorp, Inc.                   506,600                4,464
         Charter One Financial, Inc.                59,745                1,467
         Peoples Bank Bridgeport                    47,000                1,190

         SECURITIES BROKERS & SERVICES (0.1%)
         Bear Stearns Co., Inc.                    171,000                7,289
         A.G. Edwards & Sons, Inc.                 229,850                6,910
         Legg Mason Inc.                           145,600                5,296
         Countrywide Credit Industries, Inc.       148,800                5,050
                                                                     -----------
                                                                      7,915,638
                                                                     -----------

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                    SHARES                 (000)
--------------------------------------------------------------------------------
HEALTH CARE (2.4%)
         American Home Products Corp.            4,861,900              254,034
         Bristol-Myers Squibb Co.                2,254,000              173,135
         Columbia/HCA Healthcare Corp.           6,676,500              161,071
         Aetna Inc.                              1,831,500               92,033
         Abbott Laboratories                       296,000               11,951
         United Healthcare Corp.                   119,300                6,166
         Johnson & Johnson                          54,600                5,719
o        Chiron Corp.                              188,900                5,395
o        IVAX Corp.                                298,600                5,244
         C.R. Bard, Inc.                            96,100                5,183
o        Tenet Healthcare Corp.                    251,900                4,896
         Mylan Laboratories, Inc.                  241,600                4,334
         Pharmacia & Upjohn, Inc.                   69,700                3,759
o        Genzyme Corp.                              13,200                  505
                                                                     -----------
                                                                        733,425
                                                                     -----------
INTEGRATED OILS (6.9%)
         Atlantic Richfield Co.                  8,029,000              748,202
(1)      Occidental Petroleum Corp.             20,894,900              476,665
         Phillips Petroleum Co.                  9,517,500              442,564
         Mobil Corp.                             1,980,100              191,080
         Exxon Corp.                             2,466,100              182,646
         Conoco Inc. Class B                     1,341,500               36,388
         Chevron Corp.                             177,200               16,181
         Texaco Inc.                               111,200                6,825
         Amerada Hess Corp.                        109,100                6,260
                                                                     -----------
                                                                      2,106,811
                                                                     -----------
OTHER ENERGY (7.9%)
(1)      Baker Hughes, Inc.                     21,645,400              604,718
         Schlumberger Ltd.                       8,854,500              536,251
         Halliburton Co.                        14,083,900              530,787
         Williams Cos., Inc.                    13,044,046              489,152
         Enron Corp.                             5,502,600              219,760
         Tosco Corp.                               261,100                6,609
         Apache Corp.                              117,200                4,571
         Ashland, Inc.                             122,700                4,049
         Sunoco, Inc.                              159,000                3,836
         Ultramar Diamond Shamrock Corp.           145,700                3,570
         Union Pacific Resources Group, Inc.       198,900                2,884
         EOG Resources, Inc.                        81,700                1,700
         Dynegy, Inc.                               30,500                  698
                                                                     -----------
                                                                      2,408,585
                                                                     -----------
MATERIALS & PROCESSING (3.9%)
(1)      Fort James Corp.                       18,728,600              492,796
(1)      Millennium Chemicals, Inc.              7,719,942              142,819
         Phelps Dodge Corp.                      2,523,400              142,257
         Dow Chemical Co.                        1,187,100              140,375
         Hanson PLC ADR                          3,426,750              132,572
         CK Witco Corp.                          5,020,069               47,063
         E.I. du Pont de Nemours & Co.             212,787               13,711
         The Mead Corp.                            179,500                6,462
         The Timber Co.                            258,000                6,160
         Praxair, Inc.                             130,800                6,115
         USG Corp.                                 119,000                5,898
         USX-U.S. Steel Group                      228,800                5,849
         Lafarge Corp.                             171,000                5,077
--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                    SHARES                 (000)
--------------------------------------------------------------------------------
         Solutia, Inc.                             286,600                4,926
         Avery Dennison Corp.                       63,500                3,969
         Louisiana-Pacific Corp.                   284,300                3,607
         Armstrong World Industries Inc.            96,500                3,607
         Engelhard Corp.                           190,100                3,351
         Boise Cascade Corp.                        92,400                3,292
         IMC Global Inc.                           224,000                2,856
         Alcoa Inc.                                 41,800                2,539
         Johns Manville Corp.                      220,000                2,406
         International Paper Co.                    29,200                1,537
         Owens Corning                              30,800                  631
         Westvaco Corp.                             18,500                  549
                                                                     -----------
                                                                      1,180,424
                                                                     -----------
PRODUCER DURABLES (4.1%)
(1)      Honeywell, Inc.                         7,242,700              763,652
         Xerox Corp.                            13,739,742              384,713
         Lockheed Martin Corp.                   3,502,800               70,056
         Emerson Electric Co.                      135,900                8,162
         The Boeing Co.                            170,300                7,844
         United Technologies Corp.                 123,696                7,484
o        Teradyne, Inc.                            143,100                5,509
         Northrop Grumman Corp.                     73,300                4,022
         Pitney Bowes, Inc.                         86,600                3,946
         Molex, Inc.                                67,500                2,464
         Pentair, Inc.                              58,000                2,182
         Caterpillar, Inc.                          23,600                1,304
o        Howmet International Inc.                  77,100                1,137
         Centex Corp.                               40,800                1,094
         Diebold, Inc.                              32,300                  848
         Tecumseh Products Co. Class A               9,160                  439
         The BFGoodrich Co.                         15,100                  358
                                                                     -----------
                                                                      1,265,214
                                                                     -----------
TECHNOLOGY (4.1%)
         Electronic Data Systems Corp.           7,873,500              460,600
         Raytheon Co. Class B                   10,916,600              317,946
         Intel Corp.                             2,730,000              211,404
         International Business Machines Corp.   2,053,500              202,013
o        Apple Computer, Inc.                      129,100               10,344
         Motorola, Inc.                             86,800                8,458
o        Safeguard Scientifics, Inc.                85,300                7,176
o        National Semiconductor Corp.              217,100                6,499
o        General Instrument Corp.                  106,600                5,736
o        NCR Corp.                                 143,500                4,753
         Hewlett-Packard Co.                        55,000                4,073
o        SCI Systems, Inc.                          78,300                3,866
o        Seagate Technology Inc.                   109,200                3,215
o        SDL, Inc.                                  15,900                1,961
         Compaq Computer Corp.                      20,300                  386
                                                                     -----------
                                                                      1,248,430
                                                                     -----------
UTILITIES (14.0%)
         SBC Communications Inc.                16,023,947              816,220
         GTE Corp.                              10,872,600              815,445
(1)      Entergy Corp.                          19,851,400              594,301
(1)      American Electric Power Co., Inc.      10,090,300              348,115
         Reliant Energy, Inc.                   10,869,900              296,205
         FirstEnergy Corp.                      10,629,177              277,023
(1)      Central & South West Corp.             12,443,000              276,079
         AT&T Corp.                              4,613,317              215,673

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
WINDSOR II FUND                                     SHARES                 (000)
--------------------------------------------------------------------------------
o        MCI WorldCom, Inc.                      2,435,648              209,009
         Public Service Enterprise Group, Inc.   5,263,300              208,229
         BellSouth Corp.                           764,800               34,416
         Bell Atlantic Corp.                       467,136               30,335
         Sprint Corp.                              315,880               23,474
         Southern Co.                              415,600               11,039
         Telephone & Data Systems, Inc.             72,900                8,402
         Edison International                      283,200                8,390
o        MediaOne Group, Inc.                      110,200                7,831
         PG&E Corp.                                327,600                7,514
         CenturyTel, Inc.                          171,650                6,941
o        U.S. Cellular Corp.                        73,500                6,505
         GPU, Inc.                                 188,300                6,390
         Ameren Corp.                              168,200                6,360
o        Cox Communications, Inc. Class A          138,800                6,307
         Energy East Corp.                         248,000                6,231
         MidAmerican Energy Holdings Co.           184,900                6,217
         DTE Energy Co.                            187,100                6,209
         PP&L Resources Inc.                       222,288                6,016
         Constellation Energy Group                195,600                6,002
         Unicom Corp.                              140,700                5,391
         ALLTEL Corp.                               64,600                5,378
         Pinnacle West Capital Corp.               109,000                4,019
         Consolidated Edison Inc.                   99,200                3,788
         FPL Group, Inc.                            59,500                2,994
         Duke Energy Corp.                          46,700                2,639
o        Citizens Utilities Co. Class B            185,000                2,139
         Allegheny Energy, Inc.                     52,600                1,673
         Cinergy Corp.                              50,000                1,413
         U S WEST, Inc.                             10,300                  629
         PECO Energy Corp.                          15,000                  573
                                                                     -----------
                                                                      4,281,514
                                                                     -----------
OTHER (4.2%)
         General Electric Co.                    2,784,200              377,433
         AlliedSignal Inc.                       5,603,200              319,032
(1)      ITT Industries, Inc.                    9,282,100              317,332
(1)      Tenneco, Inc.                          13,588,800              217,421
         Minnesota Mining & Manufacturing Co.      230,500               21,912
         Textron, Inc.                              97,300                7,510
         Loews Corp.                                63,000                4,465
         Johnson Controls, Inc.                     57,500                3,493
         Fortune Brands, Inc.                       70,800                2,509
         Brunswick Corp.                            98,600                2,231
         Crane Co.                                  91,950                1,879
o        FMC Corp.                                  38,800                1,579
         Lancaster Colony Corp.                     39,500                1,380
                                                                     -----------
                                                                      1,278,176
                                                                     -----------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $22,960,628)                                                 28,369,219
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                      FACE                MARKET
                                                    AMOUNT                VALUE*
                                                     (000)                 (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (7.4%)+
--------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORP.
(2)      5.57%, 2/3/2000                            10,000                9,843
FEDERAL NATIONAL MORTGAGE ASSN.
(2)      5.53%, 1/28/2000                           17,200               16,944
(2)      5.64%, 1/21/2000                           55,000               54,246
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
         Obligations in a Pooled
         Cash Account
         5.24%, 11/1/1999                        2,170,817            2,170,817
         5.26%, 11/1/1999--Note G                    2,215                2,215
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $2,254,166)                                                   2,254,065
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.3%)
  (COST $25,214,794)                                                 30,623,284
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.3%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                    125,688
Liabilities--Note G                                                    (208,143)
                                                                     -----------
                                                                        (82,455)
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 1,051,864,256 outstanding $.001
         par value shares of beneficial interest
         (unlimited authorization)                                  $30,540,829
================================================================================
NET ASSET VALUE PER SHARE                                                $29.03
================================================================================
*    See Note A in Notes to Financial Statements.
o    Non-Income-Producing Security.
+ The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures
     investments,   the  fund's   effective  common  stock  and  temporary  cash
     investment positions represent 96.8% and 3.5%, respectively, of net assets. See Note F in Notes to Financial Statements.
(1) Considered an affiliated company as the fund owns more than 5% of the outstanding voting securities of such company. The total market value of investments in affiliated companies was $5,341,802,000.
(2)  Security segregated as initial margin for open futures contracts.
ADR--American Depositary Receipt.
REIT--Real Estate Investment Trust.
--------------------------------------------------------------------------------
AT OCTOBER 31, 1999, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                    AMOUNT                   PER
                                                     (000)                 SHARE
--------------------------------------------------------------------------------
Paid in Capital                                $22,391,512                $21.28
Undistributed Net
     Investment Income                             223,131                   .21
Accumulated Net
     Realized Gains                              2,498,602                  2.38
Unrealized Appreciation--
     Note F
     Investment Securities                       5,408,490                  5.14
     Futures Contracts                              19,094                   .02
--------------------------------------------------------------------------------
NET ASSETS                                     $30,540,829                $29.03
================================================================================

STATEMENT OF OPERATIONS
This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss)
realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If the fund invested in futures contracts during the period, the results of these investments are shown separately.
--------------------------------------------------------------------------------
                                                                 WINDSOR II FUND
                                                     YEAR ENDED OCTOBER 31, 1999
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
         Dividends*                                                     676,050
         Interest                                                       111,896
         Security Lending                                                   161
                                                                     -----------
                  Total Income                                          788,107
                                                                     -----------
EXPENSES
         Investment Advisory Fees--Note B
                  Basic Fee                                              39,214
                  Performance Adjustment                                 (1,642)
         The Vanguard Group--Note C
                  Management and Administrative                          76,419
                  Marketing and Distribution                              5,283
         Custodian Fees                                                      74
         Auditing Fees                                                       27
         Shareholders' Reports                                              732
         Trustees' Fees and Expenses                                         49
                                                                     -----------
                  Total Expenses                                        120,156
                  Expenses Paid Indirectly--Note D                       (2,051)
                                                                     -----------
                  Net Expenses                                          118,105
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                   670,002
--------------------------------------------------------------------------------
REALIZED NET GAIN
         Investment Securities Sold*                                  2,259,982
         Futures Contracts                                              340,033
--------------------------------------------------------------------------------
REALIZED NET GAIN                                                     2,600,015
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
         Investment Securities                                       (1,852,721)
         Futures Contracts                                              (78,391)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                     (1,931,112)
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $1,338,905
================================================================================
*Dividend income and realized net gain from affiliated companies were $165,984,000 and $34,822,000, respectively.

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.
--------------------------------------------------------------------------------
                                                             WINDSOR II FUND
                                                          YEAR ENDED OCTOBER 31,
                                                          ----------------------
                                                                1999        1998
                                                               (000)       (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                      670,002     589,221
  Realized Net Gain                                        2,600,015   2,457,628
  Change in Unrealized Appreciation (Depreciation)       (1,931,112)     694,834
                                                          ----------------------
     Net Increase in Net Assets Resulting from Operations  1,338,905   3,741,683
                                                          ----------------------
DISTRIBUTIONS
  Net Investment Income                                    (741,695)   (541,835)
  Realized Capital Gain                                  (2,559,664) (1,694,611)
                                                          ----------------------
     Total Distributions                                 (3,301,359) (2,236,446)
                                                          ----------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                                   6,123,676   7,469,255
  Issued in Lieu of Cash Distributions                     3,148,067   2,144,820
  Redeemed                                               (6,407,121) (4,048,511)
                                                          ----------------------
     Net Increase from Capital Share Transactions          2,864,622   5,565,564
  Total Increase                                             902,168   7,070,801
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Year                                       29,638,661  22,567,860
                                                          ----------------------
  End of Year                                            $30,540,829 $29,638,661
================================================================================
1Shares Issued (Redeemed)
  Issued                                                     198,010     243,421
  Issued in Lieu of Cash Distributions                       109,009      75,460
  Redeemed                                                 (209,049)   (133,672)
     Net Increase in Shares Outstanding                       97,970     185,209
================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

-----------------------------------------------------------------------------------------------------------
                                                                             WINDSOR II FUND
                                                                          YEAR ENDED OCTOBER 31,
                                                             ----------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                    1999       1998      1997     1996     1995
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $31.07     $29.36    $24.04   $20.06   $17.33
-----------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
         Net Investment Income                                   .64        .65       .64      .62      .58
         Net Realized and Unrealized Gain (Loss) on Investments  .73       3.91      6.47     4.63     3.17
                                                             ----------------------------------------------
                  Total from Investment Operations              1.37       4.56      7.11     5.25     3.75
                                                             ----------------------------------------------
DISTRIBUTIONS

         Dividends from Net Investment Income                   (.74)      (.66)     (.63)    (.58)    (.55)
         Distributions from Realized Capital Gains             (2.67)     (2.19)    (1.16)    (.69)    (.47)
                  Total Distributions                          (3.41)     (2.85)    (1.79)   (1.27)   (1.02)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                  $29.03     $31.07    $29.36   $24.04   $20.06
===========================================================================================================
TOTAL RETURN                                                    4.57%     16.51%    31.27%   27.17%   23.08%
===========================================================================================================

RATIOS/SUPPLEMENTAL DATA
         Net Assets, End of Year (Millions)                  $30,541    $29,639   $22,568  $14,758  $10,272
         Ratio of Total Expenses to Average Net Assets          0.37%      0.41%     0.37%    0.39%    0.40%
         Ratio of Net Investment Income to Average Net Assets   2.08%      2.16%     2.49%    2.92%    3.27%
         Portfolio Turnover Rate                                  26%        31%       30%      32%      30%
===========================================================================================================

NOTES TO FINANCIAL STATEMENTS
Vanguard Windsor II Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.
     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.
     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.
     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
     4. FUTURES CONTRACTS: The fund uses S&P 500 Index and S&P MidCap 400 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.
     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).
     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
     6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Barrow, Hanley, Mewhinney & Strauss, Inc.; Equinox Capital Management, Inc.; and Tukman Capital Management, Inc., provide investment advisory services to the fund for fees calculated at an annual percentage rate of average net assets. The basic fees thus computed for Barrow, Hanley, Mewhinney & Strauss, Inc., are subject to quarterly adjustments based on performance relative to the S&P/BARRA Value Index; such fees for Equinox Capital Management, Inc., are subject to quarterly adjustments based on performance relative to the Russell 1000 Value Index; such fees for Tukman Capital Management, Inc., are subject to quarterly adjustments based on performance relative to the S&P 500 Index.

     The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $511,000 for the year ended October 31, 1999.
     For the year ended October 31, 1999, the aggregate investment advisory fee represented an effective annual basic rate of 0.12% of average net assets before a decrease of $1,642,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the Board of Trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 1999, the fund had contributed capital of $6,582,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 6.6% of Vanguard's capitalization. The fund's Trustees and officers are also Directors and officers of Vanguard.

D. Vanguard has asked the fund's investment advisers to direct certain portfolio trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. The fund's custodian has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 1999, these arrangements reduced expenses by $2,045,000 and $6,000 respectively. The total expense reduction represented an effective annual rate of 0.01% of the fund's average net assets.

E. During the year ended October 31, 1999, the fund purchased $8,073,231,000 of investment securities and sold $7,658,527,000 of investment securities, other than temporary cash investments.

F. At October 31, 1999, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $5,408,490,000, consisting of unrealized gains of $8,450,647,000 on securities that had risen in value since their purchase and $3,042,157,000 in unrealized losses on securities that had fallen in value since their purchase.
     At October 31, 1999, the aggregate settlement value of open futures contracts expiring in December 1999 and the related unrealized appreciation (depreciation) were:
--------------------------------------------------------------------------------
                                                           (000)
                                             -----------------------------------
                                               AGGREGATE           UNREALIZED
                            NUMBER OF         SETTLEMENT          APPRECIATION
FUTURES CONTRACTS        LONG CONTRACTS         VALUE            (DEPRECIATION)
--------------------------------------------------------------------------------
S&P 500 Index                3,028            $1,041,783             $22,378
S&P MidCap 400 Index           710               142,444              (3,284)
--------------------------------------------------------------------------------
Net unrealized appreciation on open futures contracts is required to be treated as realized gain for tax purposes.

G. The market value of securities on loan to broker/dealers at October 31, 1999, was $40,000, for which the fund held cash collateral of $2,215,000. Cash collateral received is invested in repurchase agreements.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of
Vanguard Windsor II Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Windsor II Fund (the "Fund") at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

November 30, 1999

--------------------------------------------------------------------------------
SPECIAL 1999 TAX INFORMATION (UNAUDITED) FOR
VANGUARD WINDSOR II FUND

This information for the fiscal year ended October 31, 1999, is included pursuant to provisions of the Internal Revenue Code.
     The fund distributed $2,166,607,000 as capital gain dividends (from net long-term capital gains) to shareholders in December 1998, all of which is designated as a 20% rate gain distribution.
     For corporate shareholders, 61.2% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
--------------------------------------------------------------------------------

THE VANGUARD FAMILY OF FUNDS

STOCK FUNDS
--------------------------------------------------------------------------------
500 Index Fund
Aggressive Growth Fund
Capital Opportunity Fund
Convertible Securities Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer Fund
Extended Market Index Fund*
Global Equity Fund
Gold and Precious Metals Fund
Growth and Income Fund
Growth Index Fund*
Health Care Fund
Institutional Index Fund*
International Growth Fund
International Value Fund
Mid-Cap Index Fund*
Morgan Growth Fund
Pacific Stock Index Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund*
Small-Cap Index Fund*
Small-Cap Value Index Fund*
Tax-Managed Capital Appreciation Fund*
Tax-Managed Growth and Income Fund*
Tax-Managed International Fund
Tax-Managed Small-Cap Fund*
Total International Stock Index Fund
Total Stock Market Index Fund*
U.S. Growth Fund
Utilities Income Fund
Value Index Fund*
Windsor Fund
Windsor II Fund

BALANCED FUNDS
--------------------------------------------------------------------------------
Asset Allocation Fund
Balanced Index Fund
Global Asset Allocation Fund
LifeStrategy Conservative Growth Fund
LifeStrategy Growth Fund
LifeStrategy Income Fund
LifeStrategy Moderate Growth Fund
STAR Fund
Tax-Managed Balanced Fund
Wellesley Income Fund
Wellington Fund

BOND FUNDS
--------------------------------------------------------------------------------
Admiral Intermediate-Term Treasury Fund
Admiral Long-Term Treasury Fund
Admiral Short-Term Treasury Fund
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Preferred Stock Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund*
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
  (California, Florida, Massachusetts, New Jersey,
   New York, Ohio, Pennsylvania)
Total Bond Market Index Fund*

MONEY MARKET FUNDS
--------------------------------------------------------------------------------
Admiral Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund*
State Tax-Exempt Money Market Funds
  (California, New Jersey, New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE  ANNUITY PLAN
--------------------------------------------------------------------------------
Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio

*Offers Institutional Shares.

 For information about Vanguard funds, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600.
               Read it carefully before you invest or send money.

--------------------------------------------------------------------------------
THE PEOPLE WHO GOVERN YOUR FUND
The Trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund Trustees also serve on the Board of Directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.
     Seven of Vanguard's nine board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.
     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new Trustees/Directors; and electing Vanguard officers.
     The list below provides a brief description of each Trustee's professional affiliations. Noted in parentheses is the year in which the Trustee joined the Vanguard Board.
--------------------------------------------------------------------------------
TRUSTEES
JOHN C. BOGLE (1967) Founder, Senior Chairman of the Board, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & JohnsonoMerck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL (1991) President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.

OTHER FUND OFFICERS
RAYMOND J. KLAPINSKY Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON o Legal Department.
ROBERT A. DISTEFANO o Information Technology.
JAMES H. GATELY o Individual Investor Group.
KATHLEEN C. GUBANICH o Human Resources.
IAN A. MACKINNON o Fixed Income Group.
F. WILLIAM MCNABB, III o Institutional Investor Group.
MICHAEL S. MILLER o Planning and Development.
RALPH K. PACKARD o Chief Financial Officer.
GEORGE U. SAUTER o Core Management Group.

ABOUT OUR COVER
Our cover art, depicting HMS Vanguard at sea, is a reproduction of Leading the Way, a 1984 work created and copyrighted by noted naval artist Tom Freeman, of Forest Hill, Maryland.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc.

Frank Russell Company is the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.

[SHIP LOGO]
[THE VANGUARD GROUP LOGO]
Post Office Box 2600
Valley Forge, Pennsylvania 19482-2600

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's
shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

Q730-12/09/1999
(C) 1999 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.